                                                 Prospectus dated April 28, 2008

                             (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                         Venture Vision Variable Annuity

                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE VISION deferred combination Fixed and Variable Annuity contracts (singly a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, and by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or "the Company" refers to the applicable issuing Company. You, the Contract Owner, should refer to the first page of your Venture Vision Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture Vision Variable Annuity Contract on or after April 28, 2008.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK TRUST
   500 Index Trust(1)
   Active Bond Trust(1)
   All Cap Core Trust(1)
   All Cap Growth Trust(1)
   All Cap Value Trust(1)
   American Asset Allocation Trust
   American Blue Chip Income & Growth Trust(1)
   American Bond Trust
   American Fundamental Holdings Trust
   American Global Diversification Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust
   Blue Chip Growth Trust
   Capital Appreciation Trust
   Classic Value Trust
   Core Bond Trust(1)
   Core Equity Trust
   Emerging Growth Trust(1)
   Emerging Small Company Trust(1)
   Equity-Income Trust
   Financial Services Trust
   Franklin Templeton Founding Allocation Trust
   Fundamental Value Trust
   Global Trust(1)
   Global Allocation Trust
   Global Bond Trust
   Health Sciences Trust
   High Income Trust
   High Yield Trust
   Income & Value Trust
   Index Allocation Trust
   International Core Trust
   International Equity Index Trust A(1)
   International Opportunities Trust
   International Small Cap Trust
   International Value Trust
   Investment Quality Bond Trust
   Large Cap Trust(1)
   Large Cap Value Trust(1)
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust(1)
   Mid Cap Intersection Trust
   Mid Cap Stock Trust(2)
   Mid Cap Value Trust(1)
   Money Market Trust
   Natural Resources Trust
   Optimized All Cap Trust(1,3)
   Optimized Value Trust(1,4)
   Pacific Rim Trust
   Real Estate Securities Trust
   Real Return Bond Trust(1)
   Science & Technology Trust
   Small Cap Trust(1)
   Small Cap Growth Trust
   Small Cap Index Trust(1)
   Small Cap Opportunities Trust
   Small Cap Value Trust
   Small Company Trust(1)
   Small Company Value Trust
   Strategic Bond Trust
   Strategic Income Trust(1)
   Total Return Trust
   Total Stock Market Index Trust(1)
   U.S. Core Trust (formerly Growth & Income Trust)(1)
   U.S. Government Securities Trust
   U.S. High Yield Bond Trust(1)
   U.S. Large Cap Trust
   Utilities Trust(1)
   Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC. (5)
   BlackRock Basic Value V. I. Fund
   BlackRock Value Opportunities
   V. I. Fund
   BlackRock Global Allocation
   V. I. Fund
PIMCO VARIABLE
INSURANCE TRUST
   PIMCO VIT All Asset Portfolio

(1) Not available with Venture Vision Contracts issued on or after February 12, 2007 and later.

(2)  Successor to Dynamic Growth Trust.

(3)  Formerly "Quantitative All Cap Trust," successor to "Growth & Income
     Trust".

(4)  Formerly "Quantitative Value Trust."

(5) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT EACH SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     4
III. FEE TABLES...........................................................     8
   EXAMPLES...............................................................    10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS.............................................................    20
   THE COMPANIES..........................................................    20
   THE SEPARATE ACCOUNTS..................................................    21
   THE PORTFOLIOS.........................................................    21
   VOTING INTEREST........................................................    33
V. DESCRIPTION OF THE CONTRACT............................................    34
   ELIGIBLE PLANS.........................................................    34
   ACCUMULATION PERIOD PROVISIONS.........................................    34
      Purchase Payments...................................................    34
      Accumulation Units..................................................    35
      Value of Accumulation Units.........................................    35
      Net Investment Factor...............................................    35
      Transfers Among Investment Options..................................    36
      Maximum Number of Investment Options................................    37
      Telephone and Electronic Transactions...............................    37
      Special Transfer Services - Dollar Cost Averaging Program...........    37
      Special Transfer Services - Asset Rebalancing Program...............    38
      Withdrawals.........................................................    38
      Special Withdrawal Services - The Income Plan.......................    39
      Optional Guaranteed Minimum Withdrawal
      Benefits............................................................    39
      Death Benefit During Accumulation Period............................    39
      Optional Enhanced Death Benefits....................................    44
   PAY-OUT PERIOD PROVISIONS..............................................    44
      General.............................................................    44
      Annuity Options.....................................................    45
      Determination of Amount of the First Variable
      Annuity Benefit Payment.............................................    48
      Annuity Units and the Determination of
      Subsequent Variable Annuity Payments................................    49
      Transfers During Pay-out Period.....................................    49
      Death Benefit During Pay-out Period.................................    49
   OTHER CONTRACT PROVISIONS..............................................    49
      Right to Review.....................................................    49
      Ownership...........................................................    50
      Annuitant...........................................................    50
      Beneficiary.........................................................    50
      Modification........................................................    51
      Our Approval........................................................    51
      Misstatement and Proof of Age, Sex or Survival......................    51
   FIXED INVESTMENT OPTIONS...............................................    51
VI. CHARGES AND DEDUCTIONS................................................    53
   WITHDRAWAL CHARGES.....................................................    53
   ASSET BASED CHARGES....................................................    54
      Daily Administration Fee............................................    54
      Distribution Fee....................................................    54
      Mortality and Expense Risks Fee.....................................    54
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.....................    54
   PREMIUM TAXES..........................................................    55
VII. FEDERAL TAX MATTERS..................................................    56
   INTRODUCTION...........................................................    56
   OUR TAX STATUS.........................................................    56
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...........................    56
   NON-QUALIFIED CONTRACTS................................................    56
      Undistributed Gains.................................................    56
      Taxation of Annuity Payments........................................    57
      Surrenders, Withdrawals and Death Benefits..........................    57
      Taxation of Death Benefit Proceeds..................................    57
      Penalty Tax on Premature Distributions..............................    58
      Puerto Rico Non-Qualified Contracts.................................    58
      Diversification Requirements........................................    58
   QUALIFIED CONTRACTS....................................................    59
      Penalty Tax on Premature Distributions..............................    59
      Rollovers and Transfers.............................................    60
      Loans...............................................................    61
      Puerto Rico Contracts Issued to Fund Retirement Plans...............    61
   SEE YOUR OWN TAX ADVISOR...............................................    62
VIII. GENERAL MATTERS.....................................................    63
   ASSET ALLOCATION SERVICES..............................................    63
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM...............    63
   DISTRIBUTION OF CONTRACTS..............................................    63
      Standard Compensation...............................................    63
      Revenue Sharing and Additional Compensation.........................    64
      Differential Compensation...........................................    64
   CONFIRMATION STATEMENTS................................................    65
   REINSURANCE ARRANGEMENTS...............................................    65
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE..................   A-1
APPENDIX B: QUALIFIED PLAN TYPES..........................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS........................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS...............   D-1
APPENDIX E: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS.........................................................   E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUE.............................   U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on the page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     5
Appendix A: Audited Financial Statements..................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     5
Appendix A:  Audited Financial Statements.................................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

STEP-UP DATE: The date on which we determine whether a Step-up could occur.

SUB-ACCOUNT: A sub-account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

This Prospectus describes features of:

     - Contracts that were purchased on or after February 12, 2007 and issued by John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") in jurisdictions outside New York, or issued by John Hancock Life Insurance Company of New York ("John Hancock New York") in New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.

     - Contracts that were purchased before August, 2004 and issued by John Hancock USA in jurisdictions outside New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.

     - Contracts that were purchased before March, 2003 and issued by John Hancock New York in New York. You may not make Additional Purchase Payments under these Contracts.

     - Contracts that were issued by John Hancock USA in jurisdictions outside New York from April 1993 to March 1998, and later in the state of Washington. You may make Additional Purchase Payments under these Contracts, up to permitted limits. The principal difference between the current version of the Contract and the older version, which we may refer to as "VV Contracts," relates to the death benefit provisions.

Each Contract is a deferred payment, combination fixed and variable annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture Vision Contract on or after April 28, 2008. Although we still offer Venture Vision Contracts for sale, we make the offer through a different prospectus.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity benefit payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract's Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to make an initial Purchase Payment of at least $25,000 to purchase a Contract. The table below shows the minimum amount for the initial Purchase Payment. The table also shows the minimum amount we require for Additional Purchase Payments. We do not permit Additional Purchase Payments for John Hancock New York Contracts purchased before March 2003. Generally, you may make Additional Purchase Payments, where permitted, at any time during the Accumulation Period.

                       Minimum Additional Purchase Payment

                  JOHN HANCOCK USA         JOHN HANCOCK USA             JOHN HANCOCK NY
TYPE OF         CONTRACTS PURCHASED       CONTRACTS PURCHASED       CONTRACTS PURCHASED ON
CONTRACT        BEFORE AUGUST, 2004   ON OR AFTER FEBRUARY, 2007   OR AFTER FEBRUARY, 2007
--------        -------------------   --------------------------   -----------------------
Non-Qualified          $1000                     $30                          $30
Qualified              $  30                     $30                          $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that the your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments, other than a DCA Fixed Investment Option. If available, a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, Blackrock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996 and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefit

     - Annual Step Death Benefit - not offered for Contracts issued prior to February 12, 2007.

     - Triple Protection Death Benefit - not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits:

     -    Income Plus for Life;

     -    Income Plus for Life - Joint Life;

     -    Principal Plus;

     -    Principal Plus for Life;

     -    Principal Plus for Life Plus Automatic Annual Step-up;


     -    Principal Plus for Life Plus Spousal Protection; and

     -    Principal Returns.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

CAN I CHANGE MY OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER?

If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix E: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA", you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses you paid at the time you purchased the Contract as well as the fees and expenses you will pay while owning or surrendering a Venture(R) Vision Contract. The tables also describe the fees and expenses for older versions of the Contract, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                                    JOHN HANCOCK USA              JOHN HANCOCK NEW YORK
                                          ------------------------------------   ------------------------
                                          Contracts issued    Contracts issued
                                            on and after          prior to
                                          November 1, 1996    November 1, 1996   All Contract issue dates
MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
   First Year                                      0%                3%                      0%
   Second Year                                     0%                3%                      0%
   Third Year                                      0%                3%                      0%
   Thereafter                                      0%                0%                      0%
TRANSFER FEE(3)
   Maximum Fee                                   $25               $25                     $25
   Current Fee                                   $ 0               $ 0                     $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of a Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                          JOHN HANCOCK USA                      JOHN HANCOCK NEW YORK
                                                -------------------------------------   -------------------------------------
                                                Contracts issued     Contracts issued   Contracts issued    Contracts issued
                                                   on or after            before           on or after           before
                                                February 12, 2007   February 12, 2007   February 12, 2007   February 12, 2007
                                                -----------------   -----------------   -----------------   -----------------
ANNUAL CONTRACT FEE                                   None                 None               None                None
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
Daily Administration Fee                              0.15%               0.15%               0.15%               0.15%
Distribution Fee                                      0.25%               0.25%               0.25%               0.25%
Mortality and Expense Risks Fee - asset based         1.30%               1.25%               1.30%               1.25%
                                                      ----                ----                ----                ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                1.70%               1.65%               1.70%               1.65%
   (With No Optional Benefit Riders Reflected)
OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM
   SEPARATE ACCOUNT:
Annual Step Death Benefit Fee                         0.20%            not offered            0.20%            not offered
                                                      ----                                    ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)             1.90%                                   1.90%

See Notes following Tables.

            OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM CONTRACT VALUE:

Income Plus for Life(3)
   Maximum fee                                                    1.20%
   Current fee                                                    0.60%
   (as a percentage of Benefit Base)

Income Plus for Life - Joint Life(4)
   Maximum fee                                                    1.20%
   Current fee                                                    0.60%
   (as a percentage of Benefit Base)

Principal Plus(5)
   Maximum fee                                                    0.75%
   Current fee                                                    0.30%
   (as a percentage of Adjusted Guaranteed Withdrawal Balance)

Principal Plus for Life(6)
   Maximum fee                                                    0.75%
   Current fee                                                    0.40%
   (as a percentage of Adjusted Guaranteed Withdrawal Balance)

Principal Plus for Life Plus Automatic Annual Step(7)
   Maximum fee                                                    1.20%
   Current fee                                                    0.60%
   (as a percentage of Adjusted Guaranteed Withdrawal Balance)

Principal Plus for Life Plus Spousal Protection(8)
   (not offered in New York)
   Maximum fee                                                    1.20%
   Current fee                                                    0.65%
   (as a percentage of Adjusted Guaranteed Withdrawal Balance)

Principal Returns(9)
   Maximum fee                                                    0.95%
   Current fee                                                    0.50%
   (as a percentage of Adjusted Guaranteed Withdrawal Balance)

Triple Protection Death Benefit(10)                               0.50%
   (AS A PERCENTAGE OF TRIPLE PROTECTION DEATH BENEFIT)

(1) A daily charge reflected as an annualized percentage of the Variable Investment Options.

(2) Amount shown includes the daily administration fee, distribution fee and mortality and expense risks fee, as well as the optional Annual Step Death Benefit fee.

(3) The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.

(4) The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.

(5) The current charge for the Principal Plus Rider is 0.30%. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value. This optional benefit was not available for Contracts issued prior to December 8, 2003.

(6) The current charge for the Principal Plus for Life Rider is 0.40%. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value.

(7) The current charge for the Principal Plus for Life Plus Automatic Annual Step Rider is 0.60%. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value.

(8) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65%. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value.

(9) The current charge for the Principal Returns Rider is 0.50%. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value.

(10) This optional benefit was not available for Contracts issued prior to December 8, 2003 and could not be purchased if you elected to purchase Principal Plus.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

Total Annual Portfolio Operating Expenses                   Minimum(1)   Maximum
-----------------------------------------                   ----------   -------
Range of expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees, and other
   expenses for Contracts issued on and after May 13, 2002     0.74%      1.63%
Range of expenses that are deducted from Portfolio assets,
   including management fees, Rule 12b-1 fees, and other
   expenses for Contracts issued prior to  May 13, 2002        0.54%      1.63%

(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The examples assume that you invest $10,000 in a Contract issued during the period shown. The first two examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios and the maximum fee for any optional Rider available at the time of issue. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                Example 1. Maximum Portfolio operating expenses:

JOHN HANCOCK USA CONTRACT ISSUED ON OR
AFTER JANUARY 17, 2008 WITH ANNUAL STEP
DEATH BENEFIT AND INCOME PLUS FOR LIFE RIDERS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $481    $1,468    $2,489     $5,167
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $481    $1,468    $2,489     $5,167

JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR
AFTER JANUARY 17, 2008 WITH ANNUAL STEP DEATH
BENEFIT AND INCOME PLUS FOR LIFE RIDERS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $481    $1,468    $2,489     $5,167
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $481    $1,468    $2,489     $5,167

                Example 2. Maximum Portfolio operating expenses:

JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER
FEBRUARY 12, 2007 WITH ANNUAL STEP DEATH
BENEFIT AND PRINCIPAL PLUS FOR LIFE PLUS
AUTOMATIC ANNUAL STEP-UP RIDERS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $478    $1,454    $2.455     $5,049
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $478    $1,454    $2.455     $5,049

JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR
AFTER MARCH 5, 2007 WITH ANNUAL STEP DEATH
BENEFIT AND PRINCIPAL PLUS FOR LIFE PLUS
AUTOMATIC ANNUAL STEP-UP RIDERS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $478    $1,454    $2.455    $5,049
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $478    $1,454    $2.455    $5,049

                Example 3. Maximum Portfolio operating expenses:

JOHN HANCOCK USA CONTRACT ISSUED BETWEEN
JANUARY 2002 AND FEBRUARY 11, 2007 WITH
PRINCIPAL PLUS                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $409    $1,247    $2,111    $4,375
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $409    $1,247    $2,111    $4,375

JOHN HANCOCK USA CONTRACT ISSUED FROM
NOVEMBER 1996 THROUGH JANUARY 2002              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $331    $1,008    $1,707    $3,557
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $331    $1,008    $1,707    $3,557

JOHN HANCOCK USA CONTRACT ISSUED PRIOR TO
NOVEMBER 1996                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $605    $1,293   $1,707     $3,557
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $331    $1,008   $1,707     $3,557

JOHN HANCOCK NEW YORK CONTRACT ISSUED BETWEEN
JANUARY 2002 AND MARCH 4, 2007                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $331    $1,008    $1,707    $3,557
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $331    $1,008    $1,707    $3,557

JOHN HANCOCK NEW YORK CONTRACT ISSUED PRIOR
TO JANUARY 2002                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                    $331    $1,008    $1,707    $3,557
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                   $331    $1,008    $1,707    $3,557

The next example assumes that you invest $10,000 in a Contract issued during the period shown. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts, the minimum fees and expenses of any of the Portfolios, and if you selected no optional Riders that may have been available. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Minimum Portfolio operating expenses - Contract with no optional
Riders:

JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER
FEBRUARY 12, 2007                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $247      $759     $1,297    $2,763
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                  $247      $759     $1,297    $2,763

JOHN HANCOCK USA CONTRACT ISSUED BETWEEN
   JANUARY 2002 AND FEBRUARY 11, 2007           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $242      $744     $1,273    $2,714
If you annuitize, or do not surrender the
   contract at the end of the applicable time
   period:                                       $242      $744     $1,273    $2,714

JOHN HANCOCK USA CONTRACT ISSUED FROM
   NOVEMBER 1996 THROUGH JANUARY 2002           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $222      $684     $1,172    $2,513
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                  $222      $684     $1,172    $2,513

JOHN HANCOCK USA CONTRACT ISSUED PRIOR TO
NOVEMBER 1996                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $500      $979     $1,172    $2,513
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                  $222      $684     $1,172    $2,513

JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR
AFTER MARCH 5, 2007                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $247      $759     $1,297    $2,763
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                  $247      $759     $1,297    $2,763

JOHN HANCOCK NEW YORK CONTRACT ISSUED BETWEEN
JANUARY 2002 AND MARCH 4, 2007                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $242      $744     $1,273    $2,714
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                  $242      $744     $1,273    $2,714

JOHN HANCOCK NEW YORK CONTRACT ISSUED PRIOR
TO JANUARY 2002                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                   $222      $684     $1,172    $2,513
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period:                                  $222      $684     $1,172    $2,513

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Guaranteed Minimum Withdrawal Benefits").

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES      TOTAL       CONTRACTUAL
                              MANAGEMENT                   OTHER            AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                 FEES      12B-1 FEES    EXPENSES        EXPENSES      EXPENSES(1)   REIMBURSEMENT      EXPENSES
----------------              ----------   ----------   -----------   --------------   -----------   -------------   -------------
500 INDEX(2,3)
Series I                         0.46%        0.05%     0.03%             0.00%           0.54%        0.00%            0.54%
Series II                        0.46%        0.25%     0.03%             0.00%           0.74%        0.00%            0.74%

ACTIVE BOND(2)
Series I                         0.60%        0.05%     0.03%             0.00%           0.68%        0.00%            0.68%
Series II                        0.60%        0.25%     0.03%             0.00%           0.88%        0.00%            0.88%

ALL CAP CORE(2)
Series I                         0.77%        0.05%     0.04%             0.00%           0.86%        0.00%            0.86%
Series II                        0.77%        0.25%     0.04%             0.00%           1.06%        0.00%            1.06%

ALL CAP GROWTH(2)
Series I                         0.85%        0.05%     0.05%             0.00%           0.95%        0.00%            0.95%
Series II                        0.85%        0.25%     0.05%             0.00%           1.15%        0.00%            1.15%

ALL CAP VALUE(2)
Series I                         0.83%        0.05%     0.07%             0.00%           0.95%        0.00%            0.95%
Series II                        0.83%        0.25%     0.07%             0.00%           1.15%        0.00%            1.15%

AMERICAN FUNDAMENTAL
   HOLDINGS(4,5)
Series II                        0.05%        0.75%     0.04%             0.40%           1.24%        0.05%            1.19%

AMERICAN GLOBAL
   DIVERSIFICATION4, (5)
Series II                        0.05%        0.75%     0.04%             0.63%           1.47%        0.05%            1.42%

BLUE CHIP GROWTH(2,6)
Series I                         0.81%        0.05%     0.02%             0.00%           0.88%        0.00%            0.88%
Series II                        0.81%        0.25%     0.02%             0.00%           1.08%        0.00%            1.08%

CAPITAL APPRECIATION(2)
Series I                         0.73%        0.05%     0.04%             0.00%           0.82%        0.00%            0.82%
Series II                        0.73%        0.25%     0.04%             0.00%           1.02%        0.00%            1.02%

CLASSIC VALUE(2)
Series II                        0.80%        0.25%     0.07%             0.00%           1.12%        0.00%            1.12%

CORE BOND(2)
Series II                        0.64%        0.25%     0.11%             0.00%           1.00%        0.00%            1.00%

CORE EQUITY(2)
Series II                        0.77%        0.25%     0.04%             0.00%           1.06%        0.00%            1.06%

EMERGING GROWTH(2)
Series II                        0.80%        0.25%     0.17%             0.00%           1.22%        0.00%            1.22%

EMERGING SMALL COMPANY(2)
Series I                         0.97%        0.05%     0.05%             0.00%           1.07%        0.00%            1.07%
Series II                        0.97%        0.25%     0.05%             0.00%           1.27%        0.00%            1.27%

EQUITY-INCOME(2,6)
Series I                         0.81%        0.05%     0.03%             0.00%           0.89%        0.00%            0.89%
Series II                        0.81%        0.25%     0.03%             0.00%           1.09%        0.00%            1.09%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES      TOTAL       CONTRACTUAL
                              MANAGEMENT                   OTHER            AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                 FEES      12B-1 FEES    EXPENSES        EXPENSES      EXPENSES(1)   REIMBURSEMENT      EXPENSES
----------------              ----------   ----------   -----------   --------------   -----------   -------------   -------------
FINANCIAL SERVICES(2)
Series I                         0.81%        0.05%     0.05%             0.00%           0.91%        0.00%            0.91%
Series II                        0.81%        0.25%     0.05%             0.00%           1.11%        0.00%            1.11%

FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(7)
Series II                        0.05%        0.25%     0.03%             0.86%           1.19%        0.05%            1.14%

FUNDAMENTAL VALUE(2)
Series I                         0.76%        0.05%     0.04%             0.00%           0.85%        0.00%            0.85%
Series II                        0.76%        0.25%     0.04%             0.00%           1.05%        0.00%            1.05%

GLOBAL(2,8,9,10)
Series I                         0.81%        0.05%     0.11%             0.00%           0.97%        0.01%            0.96%
Series II                        0.81%        0.25%     0.11%             0.00%           1.17%        0.01%            1.16%

GLOBAL ALLOCATION(2)
Series I                         0.85%        0.05%     0.11%             0.05%           1.06%        0.00%            1.06%
Series II                        0.85%        0.25%     0.11%             0.05%           1.26%        0.00%            1.26%

GLOBAL BOND(2)
Series I                         0.70%        0.05%     0.11%             0.00%           0.86%        0.00%            0.86%
Series II                        0.70%        0.25%     0.11%             0.00%           1.06%        0.00%            1.06%

HEALTH SCIENCES(2,6)
Series I                         1.05%        0.05%     0.09%             0.00%           1.19%        0.00%            1.19%
Series II                        1.05%        0.25%     0.09%             0.00%           1.39%        0.00%            1.39%

HIGH INCOME(2)
Series II                        0.68%        0.25%     0.04%             0.00%           0.97%        0.00%            0.97%

HIGH YIELD(2)
Series I                         0.66%        0.05%     0.04%             0.00%           0.75%        0.00%            0.75%
Series II                        0.66%        0.25%     0.04%             0.00%           0.95%        0.00%            0.95%

INCOME & VALUE(2)
Series I                         0.80%        0.05%     0.06%             0.00%           0.91%        0.00%            0.91%
Series II                        0.80%        0.25%     0.06%             0.00%           1.11%        0.00%            1.11%

INDEX ALLOCATION(11)
Series II                        0.05%        0.25%     0.03%             0.53%           0.86%        0.06%            0.80%

INTERNATIONAL CORE(2)
Series I                         0.89%        0.05%     0.13%             0.00%           1.07%        0.00%            1.07%
Series II                        0.89%        0.25%     0.13%             0.00%           1.27%        0.00%            1.27%

INTERNATIONAL EQUITY
   INDEX A(2,3)
Series I                         0.53%        0.05%     0.03%             0.01%           0.62%        0.01%            0.61%
Series II                        0.53%        0.25%     0.03%             0.01%           0.82%        0.01%            0.81%

INTERNATIONAL
   OPPORTUNITIES(2)
Series II                        0.87%        0.25%     0.12%             0.00%           1.24%        0.00%            1.24%

INTERNATIONAL SMALL CAP(2)
Series I                         0.91%        0.05%     0.21%             0.00%           1.17%        0.00%            1.17%
Series II                        0.91%        0.25%     0.21%             0.00%           1.37%        0.00%            1.37%

INTERNATIONAL VALUE(2,8)
Series I                         0.81%        0.05%     0.16%             0.00%           1.02%        0.02%            1.00%
Series II                        0.81%        0.25%     0.16%             0.00%           1.22%        0.02%            1.20%

INVESTMENT QUALITY BOND(2)
Series I                         0.59%        0.05%     0.07%             0.00%           0.71%        0.00%            0.71%
Series II                        0.59%        0.25%     0.07%             0.00%           0.91%        0.00%            0.91%

LARGE CAP(2)
Series I                         0.71%        0.05%     0.04%             0.00%           0.80%        0.01%            0.79%
Series II                        0.71%        0.25%     0.04%             0.00%           1.00%        0.00%            1.00%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES      TOTAL       CONTRACTUAL
                              MANAGEMENT                   OTHER            AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                 FEES      12B-1 FEES    EXPENSES        EXPENSES      EXPENSES(1)   REIMBURSEMENT      EXPENSES
----------------              ----------   ----------   -----------   --------------   -----------   -------------   -------------
LARGE CAP VALUE(2)
Series II                        0.81%        0.25%     0.04%             0.00%           1.10%        0.00%            1.10%

LIFESTYLE AGGRESSIVE
Series I                         0.04%        0.05%     0.02%             0.87%           0.98%        0.00%            0.98%
Series II                        0.04%        0.25%     0.02%             0.87%           1.18%        0.00%            1.18%

LIFESTYLE BALANCED
Series I                         0.04%        0.05%     0.02%             0.82%           0.93%        0.00%            0.93%
Series II                        0.04%        0.25%     0.02%             0.82%           1.13%        0.00%            1.13%

LIFESTYLE CONSERVATIVE
Series I                         0.04%        0.05%     0.02%             0.76%           0.87%        0.00%            0.87%
Series II                        0.04%        0.25%     0.02%             0.76%           1.07%        0.00%            1.07%

LIFESTYLE GROWTH
Series I                         0.04%        0.05%     0.02%             0.85%           0.96%        0.00%            0.96%
Series II                        0.04%        0.25%     0.02%             0.85%           1.16%        0.00%            1.16%

LIFESTYLE MODERATE
Series I                         0.04%        0.05%     0.02%             0.80%           0.91%        0.00%            0.91%
Series II                        0.04%        0.25%     0.02%             0.80%           1.11%        0.00%            1.11%

MID CAP INDEX(2,3)
Series I                         0.47%        0.05%     0.03%             0.00%           0.55%        0.01%            0.54%
Series II                        0.47%        0.25%     0.03%             0.00%           0.75%        0.01%            0.74%

MID CAP INTERSECTION(2)
Series II                        0.87%        0.25%     0.06%             0.00%           1.18%        0.00%            1.18%

MID CAP STOCK(2)
Series I                         0.84%        0.05%     0.05%             0.00%           0.94%        0.01%            0.93%
Series II                        0.84%        0.25%     0.05%             0.00%           1.14%        0.01%            1.13%

MID CAP VALUE(2)
Series I                         0.85%        0.05%     0.05%             0.00%           0.95%        0.00%            0.95%
Series II                        0.85%        0.25%     0.05%             0.00%           1.15%        0.00%            1.15%

MONEY MARKET(2)
Series I                         0.48%        0.05%     0.03%             0.00%           0.56%        0.01%            0.55%
Series II                        0.48%        0.25%     0.03%             0.00%           0.76%        0.01%            0.75%

NATURAL RESOURSES(2)
Series II                        1.00%        0.25%     0.08%             0.00%           1.33%        0.00%            1.33%

OPTIMIZED ALL CAP(2)
Series II                        0.71%        0.25%     0.04%             0.00%           1.00%        0.00%            1.00%

OPTIMIZED VALUE(2)
Series II                        0.65%        0.25%     0.04%             0.00%           0.94%        0.00%            0.94%

PACIFIC RIM(2)
Series I                         0.80%        0.05%     0.27%             0.00%           1.12%        0.01%            1.11%
Series II                        0.80%        0.25%     0.27%             0.00%           1.32%        0.01%            1.31%

REAL ESTATE SECURITIES(2)
Series I                         0.70%        0.05%     0.03%             0.00%           0.78%        0.00%            0.78%
Series II                        0.70%        0.25%     0.03%             0.00%           0.98%        0.00%            0.98%

REAL RETURN BOND(2,12,13)
Series II                        0.68%        0.25%     0.06%             0.00%           0.99%        0.00%            0.99%

SCIENCE & TECHNOLOGY (2,6)
Series I                         1.05%        0.05%     0.09%             0.00%           1.19%        0.00%            1.19%
Series II                        1.05%        0.25%     0.09%             0.00%           1.39%        0.00%            1.39%

SMALL CAP(2)
Series II                        0.85%        0.25%     0.07%             0.01%           1.18%        0.00%            1.18%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES      TOTAL       CONTRACTUAL
                              MANAGEMENT                   OTHER            AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                 FEES      12B-1 FEES    EXPENSES        EXPENSES      EXPENSES(1)   REIMBURSEMENT      EXPENSES
----------------              ----------   ----------   -----------   --------------   -----------   -------------   -------------
SMALL CAP GROWTH(2)
Series I                         1.07%        0.05%     0.06%             0.00%           1.18%        0.01%            1.17%
Series II                        1.07%        0.25%     0.06%             0.00%           1.38%        0.01%            1.37%

SMALL CAP INDEX(2,3)
Series I                         0.48%        0.05%     0.03%             0.00%           0.56%        0.00%            0.56%
Series II                        0.48%        0.25%     0.03%             0.00%           0.76%        0.00%            0.76%

SMALL CAP OPPORTUNITIES(2)
Series I                         0.99%        0.05%     0.04%             0.00%           1.08%        0.00%            1.08%
Series II                        0.99%        0.25%     0.04%             0.00%           1.28%        0.00%            1.28%

SMALL CAP VALUE(2)
Series II                        1.06%        0.25%     0.05%             0.00%           1.36%        0.00%            1.36%

SMALL COMPANY(2)
Series II                        1.04%        0.25%     0.34%             0.00%           1.63%        0.00%            1.63%

SMALL COMPANY VALUE(2,6)
Series I                         1.02%        0.05%     0.04%             0.00%           1.11%        0.00%            1.11%
Series II                        1.02%        0.25%     0.04%             0.00%           1.31%        0.00%            1.31%

STRATEGIC BOND(2)
Series I                         0.67%        0.05%     0.07%             0.00%           0.79%        0.00%            0.79%
Series II                        0.67%        0.25%     0.07%             0.00%           0.99%        0.00%            0.99%

STRATEGIC INCOME(2)
Series II                        0.69%        0.25%     0.09%             0.00%           1.03%        0.00%            1.03%

TOTAL RETURN(2,9,13)
Series I                         0.69%        0.05%     0.06%             0.00%           0.80%        0.00%            0.80%
Series II                        0.69%        0.25%     0.06%             0.00%           1.00%        0.00%            1.00%

TOTAL STOCK MARKET
   INDEX(2,3)
Series I                         0.48%        0.05%     0.04%             0.00%           0.57%        0.01%            0.56%
Series II                        0.48%        0.25%     0.04%             0.00%           0.77%        0.01%            0.76%

U.S. CORE(2)
Series I                         0.76%        0.05%     0.05%             0.00%           0.86%        0.01%            0.85%
Series II                        0.76%        0.25%     0.05%             0.00%           1.06%        0.01%            1.05%

U.S. GOVERNMENT
   SECURITIES(2)
Series I                         0.61%        0.05%     0.07%             0.00%           0.73%        0.00%            0.73%
Series II                        0.61%        0.25%     0.07%             0.00%           0.93%        0.00%            0.93%

U.S. HIGH YIELD BOND(2)
Series II                        0.73%        0.25%     0.05%             0.00%           1.03%        0.01%            1.02%

U.S. LARGE CAP(2)
Series I                         0.82%        0.05%     0.03%             0.00%           0.90%        0.00%            0.90%
Series II                        0.82%        0.25%     0.03%             0.00%           1.10%        0.00%            1.10%

UTILITIES(2)
Series I(4)                      0.82%        0.05%     0.15%             0.00%           1.02%        0.01%            1.01%
Series II(4)                     0.82%        0.25%     0.15%             0.00%           1.22%        0.01%            1.21%

VALUE(2)
Series I                         0.74%        0.05%     0.04%             0.00%           0.83%        0.00%            0.83%
Series II                        0.74%        0.25%     0.04%             0.00%           1.03%        0.00%            1.03%

BLACKROCK VARIABLE SERIES
FUNDS, INC.:
BlackRock Basic Value V.I.
   Fund                          0.60%        0.15%     0.07%(23,24)      0.00%           0.82%        0.00%            0.82%
BlackRock Global Allocation
V.I. Fund                        0.65%        0.15%     0.13%(24)         0.04%           0.97%(17)    0.00%            0.97%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES      TOTAL       CONTRACTUAL
                              MANAGEMENT                   OTHER            AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                 FEES      12B-1 FEES    EXPENSES        EXPENSES      EXPENSES(1)   REIMBURSEMENT      EXPENSES
----------------              ----------   ----------   -----------   --------------   -----------   -------------   -------------
BlackRock Value
Opportunities V.I. Fund          0.75%        0.15%     0.09%(24)         0.01%           1.00%(17)    0.00%            1.00%

PIMCO VARIABLE INSURANCE
TRUST (CLASS M):
VIT All Asset Portfolio         0.175%        0.25%     0.45%(18)         0.69%(19)      1.565%(20)    0.02%(21,22)     1.545%

                                                   FEEDER FUND                                          MASTER FUND
                       ------------------------------------------------------------------- -------------------------------------
                                                                                                                          TOTAL
                                                                                                                         MASTER
                                                                                                                 TOTAL    FUND
                                                                                                                MASTER    AND
                                                                                    NET                        FUND AND    NET
                                                         TOTAL      CONTRACTUAL  PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT              OTHER   OPERATING      EXPENSE    OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES          FEES    12B-1 FEES EXPENSES EXPENSES (1) REIMBURSEMENT  EXPENSES  FEES (15) EXPENSES EXPENSES EXPENSES
----------------       ---------- ---------- -------- ------------ ------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(16)
Series II                 0.00%      0.75%     0.04%      0.79%        0.01%       0.78%      0.31%     0.01%    1.11%    1.10%

AMERICAN BLUE CHIP
   INCOME & GROWTH
Series II                 0.00%      0.75%     0.03%      0.78%        0.00%       0.78%      0.41%     0.01%    1.20%    1.20%

AMERICAN BOND(16)
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.40%     0.01%    1.18%    1.18%

AMERICAN GLOBAL
   GROWTH(16)
Series II                 0.00%      0.75%     0.06%      0.81%        0.03%       0.78%      0.53%     0.02%    1.36%    1.33%

AMERICAN GLOBAL SMALL
   CAPITALIZATION(16)
Series II                 0.00%      0.75%     0.11%      0.86%        0.08%       0.78%      0.70%     0.03%    1.59%    1.51%

AMERICAN GROWTH
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.32%     0.01%    1.10%    1.10%

AMERICAN GROWTH-INCOME
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.26%     0.01%    1.04%    1.04%

AMERICAN HIGH-INCOME
   BOND(16)
Series II                 0.00%      0.75%     0.21%      0.96%        0.18%       0.78%      0.47%     0.01%    1.44%    1.26%

AMERICAN INTERNATIONAL
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.49%     0.03%    1.29%    1.29%

AMERICAN NEW WORLD(16)
Series II                 0.00%      0.75%     0.13%      0.88%        0.10%       0.78%      0.76%     0.06%    1.70%     1.60%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(3) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit fund expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other operating expenses of the fund but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(8) The Adviser has contractually agreed to waive its advisory fee so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.

(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency feeds, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(12) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

(13) "Other expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(14) The Adviser has agreed to limit portfolio level expenses to 0.71%. Portfolio level expenses consist of operating expenses of the portfolio, excluding, 12b-1 advisory fees, transfer agent fees, blue-sky, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense limitation may be terminated at any time.

(15) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

(16) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(17) The Total Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fund Fees and Expenses.

(18) "Other Expenses" reflects an administrative fee of 0.25% and service fees of 0.20%.

(19) Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolio and upon the total annual operating expenses of the Institutional Class shares of these underlying Portfolios. Acquired Portfolio Fees and Expenses (underlying Portfolio Expense) will vary with changes in the expenses of the underlying Portfolio, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please see the Annual Underlying Portfolio Expenses table in the Portfolio's prospectus.

(20) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the "Financial Highlights" table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying Portfolio Expenses.

(21) PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year, to reduce its advisory fee to the extent that the underlying Portfolio Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(22) The Expense Reduction, as described in footnote 21 above, is implemented based on a calculation of underlying Portfolio Expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) listed in the table above and described in footnote 19. Please see the Management of the Portfolios--Fund-of-Funds Fees section of the Portfolio's prospectus for additional information.

(23) "Other Expenses" includes Acquired Portfolio Fees and Expenses, which are less than 0.01%.

(24) "Other Expenses" includes transfer agency fees. PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Account may be found in the Statements of Additional Information.

   IV. General Information About Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics;
Standard & Poor's   1st category of 21
A++                 Superior companies have a very strong ability to meet their obligations;

A.M. Best           1st category of 16

AA+                 Very strong capacity to meet policyholder and contract obligations;
Fitch               2nd category of 24

John Hancock USA has also received the following rating from Moody's:

Aa1                 Excellent in financial strength;
Moody's             2nd category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity Contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity Contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

     - the liability to pay contractual claims under the contracts is assumed by another insurer; or

     - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.) became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

     -    the John Hancock Trust; or

     - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

     - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund", the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock Asset Management U.K. Limited ("BAM UK"), an affiliate, to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BAM UK a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "VIII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund Portfolio master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

INVESCO AIM CAPITAL MANAGEMENT, INC.
   All Cap Growth Trust                           Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests principally in common stocks
                                                  of companies likely to benefit from new or
                                                  innovative products, services or processes as well
                                                  as those that have experienced above-average,
                                                  long-term growth in earnings and have excellent
                                                  prospects for future growth.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
   Small Company Trust                            Seeks long-term capital growth. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in stocks of small U.S. companies.

BLACKROCK INVESTMENT MANAGEMENT, LLC
   Large Cap Value Trust                          Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of large cap U.S. companies
                                                  with strong relative earnings growth, earnings
                                                  quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust                           Seeks the balanced accomplishment of (a)
                                                  conservation of principal and (b) long-term growth
                                                  of capital and income. To do this, the Portfolio
                                                  invests its assets in both equity and fixed income
                                                  securities based on the expected returns of the
                                                  portfolios.

   U.S. Large Cap Trust                           Seeks long-term growth of capital and income. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in equity and equity-related securities
                                                  of quality large-cap U.S. companies that will
                                                  outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY
   (Adviser to the American Fund Insurance
   Series) - ADVISER TO MASTER FUND
   American Asset Allocation Trust                Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To do
                                                  this, the Portfolio invests all of its assets in
                                                  the master fund, Class 1 shares of the American
                                                  Funds Insurance Series Asset Allocation Fund,
                                                  which invests in a diversified portfolio of common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt securities,
                                                  and money market instruments.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

   American Blue Chip Income and Growth Trust     Seeks to produce income exceeding the average
                                                  yield on U.S. stocks generally and to provide an
                                                  opportunity for growth of principal consistent
                                                  with sound common stock investing. To do this, the
                                                  Portfolio invests all of its assets in the master
                                                  fund, Class 1 shares of the American Funds
                                                  Insurance Series Blue Chip Income and Growth Fund,
                                                  which invests primarily in common stocks of
                                                  larger, more established companies based in the
                                                  U.S.

   American Bond Trust                            Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all of
                                                  its assets in the master fund, Class 1 shares of
                                                  the American Funds Insurance Series Bond Fund,
                                                  which invests at least 80% of its assets in bonds,
                                                  with at least 65% in investment-grade debt
                                                  securities and up to 35% in lower rated fixed
                                                  income securities.

   American Global Growth Trust                   Seeks to make shareholders' investment grow over
                                                  time. To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks of
                                                  companies located around the world.

   American Global Small Capitalization Trust     Seeks to make the shareholders' investment grow
                                                  over time. To do this, the Portfolio invests all
                                                  of its assets in the master fund, Class 1 shares
                                                  of the American Funds Insurance Series Global
                                                  Small Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around the
                                                  world.

   American Growth Trust                          Seeks to make the shareholders' investment grow.
                                                  To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Growth Fund, which
                                                  invests primarily in common stocks of companies
                                                  that appear to offer superior opportunities for
                                                  growth of capital.

   American Growth-Income Trust                   Seeks to make the shareholders' investments grow
                                                  and to provide the shareholder with income over
                                                  time. To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Growth-Income
                                                  Fund, which invests primarily in common stocks or
                                                  other securities that demonstrate the potential
                                                  for appreciation and/or dividends.

   American High-Income Bond Trust                Seeks to provide a high level of current income
                                                  and, secondarily, capital appreciation. To do
                                                  this, the Portfolio invests all of its assets in
                                                  the master fund, Class 1 shares of the American
                                                  Funds Insurance Series High-Income Bond Fund,
                                                  which invests at least 65% of its assets in higher
                                                  yielding and generally lower quality debt
                                                  securities.

   American International Trust                   Seeks to make the shareholders' investment grow.
                                                  To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks of
                                                  companies located outside the United States.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

   American New World Trust                       Seeks to make the shareholders' investment grow
                                                  over time. To do this, the Portfolio invests all
                                                  of its assets in the master fund, Class 1 shares
                                                  of the American Funds Insurance Series New World
                                                  Fund, which invests primarily in stocks of
                                                  companies with significant exposure to countries
                                                  with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                       Seeks growth of capital. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  companies that are principally engaged in
                                                  financial services.

   Fundamental Value Trust                        Seeks growth of capital. To do this, the Portfolio
                                                  invests primarily in common stocks of U.S.
                                                  companies with durable business models that can be
                                                  purchased at attractive valuations relative to
                                                  their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                          Seeks income and capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified mix of debt securities and
                                                  instruments with maturity durations of
                                                  approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
   ("DIMA")
   All Cap Core Trust                             Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests in common stocks and other
                                                  equity securities within all asset classes
                                                  (small-, mid- and large-cap), which may be listed
                                                  on securities exchanges, traded in various over
                                                  the counter markets or have no organized markets.
                                                  The Portfolio may also invest in U.S. Government
                                                  securities.

   Real Estate Securities Trust(2)                Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in equity securities of REITs and real
                                                  estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                  Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in securities issued by foreign small-cap
                                                  companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                       Seeks high total return. To do this, the Portfolio
                                                  invests at least 80% of its total assets in a
                                                  diversified portfolio of equity investments from
                                                  developed markets outside the U.S.

   U.S. Core Trust                                Seeks a high total return. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in investments tied economically to the U.S., and
                                                  which are undervalued or have improving
                                                  fundamentals.

INDEPENDENCE INVESTMENT LLC
   Small Cap Trust                                Seeks maximum capital appreciation consistent with
                                                  reasonable risk to principal. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of small-cap companies.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                     Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity and equity-related securities of
                                                  companies that are attractively valued and have
                                                  above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust                              Seeks long-term capital growth. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities that offer the potential for
                                                  capital growth by purchasing securities at large
                                                  discounts relative to their intrinsic value.

LORD, ABBETT & CO. LLC
   All Cap Value Trust                            Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net assets
                                                  in equity securities of large, seasoned U.S. and
                                                  multinational companies that are believed to be
                                                  undervalued. The Portfolio invests the remainder
                                                  of its assets in undervalued mid-sized and small
                                                  company securities.

   Mid Cap Value Trust                            Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in stocks of mid-sized companies that have the
                                                  potential for significant market appreciation due
                                                  to growing recognition of improvement in their
                                                  financial results or anticipation of such
                                                  improvement.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust              Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in common stocks of at least three different
                                                  foreign companies of any size that are selected
                                                  for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
   Utilities Trust                                Seeks capital growth and current income (income
                                                  above that available from the Portfolio invested
                                                  entirely in equity securities). To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity and debt securities of domestic and
                                                  foreign companies (including emerging markets) in
                                                  the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
   LIMITED
   500 Index Trust                                Seeks to approximate the aggregate total return of
                                                  a broad-based U.S. domestic equity market index.
                                                  To do this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks in the S&P
                                                  500(R) index and securities that as a group will
                                                  behave in a manner similar to the index. (3)

   American Fundamental Holdings Trust            Seeks long term growth of capital. To do this, the
                                                  Portfolio invests primarily in four funds of the
                                                  American Funds Insurance Series: Bond Fund, Growth
                                                  Fund, Growth-Income Fund, and International Fund.
                                                  The Portfolio is permitted to invest in six other
                                                  funds of the American Funds Insurance Series as
                                                  well as other funds, investment companies, and
                                                  other types of investments.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

   American Global Diversification Trust          Seeks long term growth of capital. To do this, the
                                                  Portfolio invests primarily in five funds of the
                                                  American Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is permitted to invest in five other
                                                  funds of the American Funds Insurance Series as
                                                  well as other funds, investment companies, and
                                                  other types of investments.

   Franklin Templeton Founding Allocation Trust   Seeks long-term growth of capital. To do this, the
                                                  Fund invests primarily in three underlying
                                                  Portfolios: Global Trust, Income Trust and Mutual
                                                  Shares Trust. The Portfolio is a fund of funds and
                                                  is also authorized to invest in other underlying
                                                  Portfolios and investment companies.

   Index Allocation Trust                         Seeks long term growth of capital. Current income
                                                  is also a consideration. To do this, the Portfolio
                                                  invests approximately 70% of its total assets in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities and approximately 30% of its
                                                  total assets in underlying Portfolios which invest
                                                  primarily in fixed income securities.

   Lifestyle Aggressive Trust (4)                 Seeks long-term growth of capital. Current income
                                                  is not a consideration. To do this, the Portfolio
                                                  invests 100% of its assets in underlying
                                                  Portfolios which invest primarily in equity
                                                  securities.

   Lifestyle Balanced Trust (4)                   Seeks a balance between a high level of current
                                                  income and growth of capital, with a greater
                                                  emphasis on growth of capital. To do this, the
                                                  Portfolio invests approximately 40% of its assets
                                                  in underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 60% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

   Lifestyle Conservative Trust (4)               Seeks a high level of current income with some
                                                  consideration given to growth of capital. To do
                                                  this, the Portfolio invests approximately 80% of
                                                  its assets in underlying Portfolios which invest
                                                  primarily in fixed income securities, and
                                                  approximately 20% in underlying Portfolios which
                                                  invest primarily in equity securities.

   Lifestyle Growth Trust (4)                     Seeks long-term growth of capital. Current income
                                                  is also a consideration. To do this, the Portfolio
                                                  invests approximately 20% of its assets in
                                                  underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 80% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

   Lifestyle Moderate Trust (4)                   Seeks a balance between a high level of current
                                                  income and growth of capital, with a greater
                                                  emphasis on income. To do this, the Portfolio
                                                  invests approximately 60% of its assets in
                                                  underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 40% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

   Mid Cap Index Trust                            Seeks to approximate the aggregate total return of
                                                  a mid cap U.S. domestic equity market index. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks in the S&P MidCap
                                                  400(R) index(3) and securities that as a group
                                                  behave in a manner similar to the index.

   Money Market Trust                             Seeks to obtain maximum current income consistent
                                                  with preservation of principal and liquidity. To
                                                  do this, the Portfolio invests in high quality,
                                                  U.S. dollar denominated money market instruments.

   Pacific Rim Trust                              Seeks to achieve long-term growth of capital. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in common stocks and equity-related
                                                  securities of established, larger-capitalization
                                                  non-U.S. companies located in the Pacific Rim
                                                  region, including emerging markets that have
                                                  attractive long-term prospects for growth of
                                                  capital.

   Optimized All Cap Trust                        Seeks long-term growth of capital. To do this, the
   (formerly Quantitative All Cap Trust,          Portfolio invests at least 65% of its total assets
   successor to Growth & Income Trust)            in equity securities of large, mid and small-cap
                                                  U.S. companies with strong industry position,
                                                  leading market share, proven management and strong
                                                  financials.

   Optimized Value Trust                          Seeks long-term capital appreciation. To do this,
   (formerly Quantitative Value Trust)            the Portfolio invests at least 65% of its total
                                                  assets in equity securities of U.S. companies with
                                                  the potential for long-term growth of capital.

   Small Cap Index Trust                          Seeks to approximate the aggregate total return of
                                                  a small cap U.S. domestic equity market index. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks in the Russell
                                                  2000(R) Index(5) and securities that as a group
                                                  behave in a manner similar to the index.

   Total Stock Market Index Trust                 Seeks to approximate the aggregate total return of
                                                  a broad-based U.S. domestic equity market index.
                                                  To do this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks in the Dow
                                                  Jones Wilshire 5000(R) Index6 and securities that
                                                  as a group will behave in a manner similar to the
                                                  index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   Emerging Growth Trust                          Seeks superior long-term rates of return through
                                                  capital appreciation. To do this, the Portfolio
                                                  invests primarily in high quality securities of
                                                  small-cap U.S. companies whose growth prospects
                                                  are better than average because they have a unique
                                                  product or a technology/service edge or an
                                                  expanding market share.

   High Income Trust                              Seeks high current income; capital appreciation is
                                                  a secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S. and
                                                  foreign fixed-income securities that are rated
                                                  BB/Ba or lower or are unrated equivalents.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

   Strategic Income Trust                         Seeks a high level of current income. To do this,
                                                  the Portfolio invests at least 80% of its assets
                                                  in foreign government and corporate debt
                                                  securities from developed and emerging markets,
                                                  U.S. Government and agency securities and domestic
                                                  high yield bonds.

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust                  Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of
                                                  small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                              Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests at
                                                  least 80% of its net assets in fixed income
                                                  instruments, futures contracts (including related
                                                  options) with respect to such securities and
                                                  options on such securities.

   Real Return Bond Trust                         Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  inflation-indexed bonds of varying maturities
                                                  issued by the U.S. and non-U.S. governments, their
                                                  agencies or instrumentalities and corporations,
                                                  which may be represented by forwards or
                                                  derivatives.

   Total Return Trust                             Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests at
                                                  least 65% of its total assets in a diversified
                                                  Portfolio of fixed income instruments of varying
                                                  maturities, which may be represented by forwards
                                                  or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust                            Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its assets in
                                                  domestic equity securities of companies that are
                                                  currently undervalued relative to the market,
                                                  based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC
   Emerging Small Company Trust                   Seeks long term capital appreciation. The
                                                  Portfolio invests at least 80% of its net assets
                                                  in securities of small cap companies. The
                                                  subadviser seeks to create an investment portfolio
                                                  of growth stocks across major industry groups.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust A             Seeks to track the performance of a broad-based
                                                  equity index of foreign companies primarily in
                                                  developed countries and, to a lesser extent, in
                                                  emerging market countries. To do this, the
                                                  Portfolio invests at least 80% of its assets in
                                                  securities listed in the Morgan Stanley Capital
                                                  International All Country World Excluding U.S.
                                                  Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL
   MANAGEMENT LLC.
   Science & Technology Trust                     Seeks long-term growth of capital. Current income
                                                  is incidental to the Portfolio's objective. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks of companies
                                                  expected to benefit from the development,
                                                  advancement, and/or use of science and technology.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                         Seeks to provide long-term growth of capital.
   (successor to U.S. Global Leaders Trust)       Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks of large and
                                                  medium-sized blue chip growth companies that are
                                                  well established in their industries.

   Equity-Income Trust                            Seeks to provide substantial dividend income and
                                                  also long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities, with 65% in common
                                                  stocks of well-established companies paying
                                                  above-average dividends.

   Health Sciences Trust                          Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies engaged in
                                                  the research, development, production, or
                                                  distribution of products or services related to
                                                  health care, medicine, or the life sciences.

   Small Company Value Trust                      Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in small companies whose common stocks are
                                                  believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                   Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests primarily in the equity
                                                  securities of companies located throughout the
                                                  world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(8)                   Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity securities of companies located outside
                                                  the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                        Seeks total return, consisting of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests in equity and fixed
                                                  income securities of issuers located within and
                                                  outside the U.S. based on prevailing market
                                                  conditions.

   Large Cap Trust                                Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in equity securities of U.S. large
                                                  capitalization companies whose estimated
                                                  fundamental value is greater than its market value
                                                  at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN
   STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                    Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity securities which are believed to be
                                                  undervalued relative to the stock market in
                                                  general.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust                  Seeks to provide a high level of current income
                                                  consistent with the maintenance of principal and
                                                  liquidity. To do this, the Portfolio invests at
                                                  least 80% of its net assets in bonds rated
                                                  investment grade, focusing on corporate bonds and
                                                  U.S. government bonds with intermediate to longer
                                                  term maturities.

   Mid Cap Intersection Trust                     Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of medium-sized companies
                                                  with significant capital appreciation potential.

   Mid Cap Stock Trust                            Seeks long-term growth of capital. To do this, the
   (successor to Dynamic Growth Trust)            Portfolio invests at least 80% of its net assets
                                                  in equity securities of medium-sized companies
                                                  with significant capital appreciation potential.

   Natural Resources Trust                        Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity and equity-related securities of natural
                                                  resource-related companies worldwide, including
                                                  emerging markets.

   Small Cap Growth Trust                         Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small-cap companies that are believed to
                                                  offer above-average potential for growth in
                                                  revenues and earnings.

   Small Cap Value Trust                          Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small-cap companies that are believed to
                                                  be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
   Core Bond Trust                                Seeks total return consisting of income and
                                                  capital appreciation. To do this, the Portfolio
                                                  invests at least 80% of its net assets in a broad
                                                  range of investment grade debt securities,
                                                  including U.S. Government obligations, corporate
                                                  bonds, mortgage- and other asset-backed securities
                                                  and money market instruments that offer attractive
                                                  yields and are undervalued relative to issues of
                                                  similar credit quality and interest rate
                                                  sensitivity.

   U.S. High Yield Bond Trust                     Seeks total return with a high level of current
                                                  income. To do this, the Portfolio invests at least
                                                  80% of its net assets in U.S. corporate debt
                                                  securities that are below investment grade,
                                                  including preferred and other convertible high
                                                  yield securities.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                               Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in high yield securities, including corporate
                                                  bonds, preferred stocks and U.S. Government and
                                                  foreign securities.

                               JOHN HANCOCK TRUST

     We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").

Strategic Bond Trust                              Seeks a high level of total return consistent with
                                                  preservation of capital. To do this, the Portfolio
                                                  invests at least 80% of its net assets in fixed
                                                  income securities across a range of credit
                                                  qualities and may invest a substantial portion of
                                                  its assets in obligations rated below investment
                                                  grade.

U.S. Government Securities Trust                  Seeks to obtain a high level of current income
                                                  consistent with preservation of capital and
                                                  maintenance of liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in debt obligations and mortgage-backed securities
                                                  issued or guaranteed by the U.S. government, its
                                                  agencies or instrumentalities.

                    BLACKROCK VARIABLE SERIES FUNDS, INC. (9)
    We show the Portfolio's manager in bold above the name of the Portfolio.

BLACKROCK INVESTMENT MANAGEMENT, LLC
   BlackRock Basic Value V. I. Fund               The investment objective of the Portfolio is to
                                                  seek capital appreciation and, secondarily,
                                                  income.

   BlackRock Value Opportunities V. I. Fund       The investment objective of the Portfolio is to
                                                  seek long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED

   BlackRock Global Allocation V. I. Fund         The investment objective of the Portfolio is to
                                                  seek high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY
   PIMCO VIT All Asset Portfolio                  The Portfolio invests primarily in a diversified
                                                  mix of: (a) common stocks of large and mid sized
                                                  U.S. companies, and (b) bonds with an overall
                                                  intermediate term average maturity.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managED, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.

(7) "MSCI All Country World ex-US IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(9)  Not available to Contracts issued on or after January 28, 2002.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


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

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B "Qualified Plan Types"). The Contracts is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

- you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

- you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a
     Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $25,000. The table below shows the minimum amount we require for Additional Purchase Payments. We do not permit Additional Purchase Payments for John Hancock New York Contracts purchased before March, 2003. Additional Purchase Payments, where permitted, generally may be made at any time during the Accumulation Period and must be in U.S. dollars.

                       Minimum Additional Purchase Payment

                        JOHN HANCOCK USA             JOHN HANCOCK USA       JOHN HANCOCK NY CONTRACTS
                   CONTRACTS PURCHASED BEFORE   CONTRACTS PURCHASED ON OR     PURCHASED ON OR AFTER
TYPE OF CONTRACT            AUGUST, 2004           AFTER FEBRUARY, 2007           FEBRUARY, 2007
----------------   --------------------------   -------------------------   -------------------------
Non-Qualified                 $1000                        $30                         $30
Qualified                     $  30                        $30                         $30

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchased more than one new Contract and such Contracts could not have been combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

     - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000; or

     - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments for a JHUSA Contract at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day; or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus

     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging Program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, Blackrock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments, except that we limit the number of available Variable Investment Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits.")

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict transfers, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment

Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the Program on the appropriate application or you may obtain a separate authorization form and full information concerning the Program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment Programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other Programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the Program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

For John Hancock USA Contracts issued prior to October 1, 1996, rebalancing will take place on the last Business Day of every calendar quarter.

You may withdraw all or a portion of your Contract Value, but may incur tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge for John Hancock USA Contracts issued prior to November 1, 1996. A Contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, in of which disposal of securities held in an Account is not reasonably practicable or it is not reasonably practicable to determine the value of an Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 20% of the Purchase Payment(s) made. If additional withdrawals, outside the IP Program, are taken from a Contract in the same Contract Year in which an IP Program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to any applicable withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain an appropriate authorization form and full information concerning the Program and its restrictions from your securities dealer or our Annuities Service Center. We do not charge a fee to participate in the IP Program.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the optional guaranteed minimum withdrawal benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under these Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date. Under most Contracts, we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these Contracts, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

     -    You, the Owner, are the Annuitant; or

     - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term OWNER-DRIVEN when we describe death benefits under these versions of the Contracts.

Under an older version of the Contracts (VV CONTRACTS), however, we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. We use the term ANNUITANT-DRIVEN when we describe death benefits under this version of the Contracts. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Non-

Qualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). Under such an Annuitant-driven Contract, we treat a change in the Annuitant or any co-Annuitant as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Non-Qualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under Owner-driven and
Annuitant-driven Contracts is the greater of:

     -    the Contract Value; or

     - the respective minimum death benefit described in the following "Tables of Minimum Death Benefits."

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any optional enhanced death benefit that you may have purchased.

 TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER - DRIVEN CONTRACTS

       PREVIOUSLY ISSUED
        VISION CONTRACT                                                   PRINCIPAL FEATURES
------------------------------   ---------------------------------------------------------------------------------------------------
Vision Contracts issued after    The minimum death benefit equals the sum of all Purchase Payments made less any amounts deducted in
February 12, 2007 by John        connection with partial withdrawals. (1)
Hancock USA or by John Hancock
New York

Vision Contracts issued by       Oldest Owner less  We limit the minimum death benefit to $10 million.
John Hancock USA after June      than age 81 at
2, 2003 until February 11,       issue              If any Owner dies on or prior to their 85th birthday, the minimum death benefit
2007 (benefits subject to                           equals the excess of (i) over (ii), where:
state availability)(2)
                                                    (i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a
                                                    Contract; and

                                                    (ii) equals the sum of any amounts deducted in connection with partial withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs. The minimum death benefit is subject to a maximum of two times the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

                                                    If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

                                 Oldest Owner age   We limit the minimum death benefit to $10 million.
                                 81 or more at
                                 issue              The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

Vision Contracts issued by       Oldest Owner less  If any Owner dies on or prior to their 85th birthday, the minimum death benefit
John Hancock USA in HI, MA,      than age 81 at     equals the excess of (i) over (ii), where:
MN, VT, and WA, and in other     issue
states before June 2, 2003                          (i) equals the sum of each Purchase Payment accumulated daily, at the equivalent
(benefits vary by state)(3)                         of 5% per year, starting on the date each Purchase Payment is allocated to a
                                                    Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and

                                                    (ii) equals the sum of any amounts deducted in connection with partial withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs, up to a maximum deduction for each partial withdrawal of two times the amount of that withdrawal.

                                                    If any Owner dies after their 85th birthday, the minimum death benefit

 TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER - DRIVEN CONTRACTS

       PREVIOUSLY ISSUED
        VISION CONTRACT                                                   PRINCIPAL FEATURES
------------------------------   ---------------------------------------------------------------------------------------------------
                                                    equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

                                 Oldest Owner age   The minimum death benefit equals the Contract Value less any applicable
                                 81 or more at      withdrawal charges at the time of payment of death benefits.
                                 issue

Vision  Contracts  Issued by     Oldest Owner       During the first Contract Year, the minimum death benefit equals the total
John Hancock New York before     less than age 81   amount of Purchase Payments less any amounts deducted in connection with partial
February 12, 2007                at issue           withdrawals.

                                                    During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year ending just prior to the
                                                    Owner's, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 81st birthday, however, the minimum death benefit equals the death benefit on the last day of the Contract Year ending just prior to the Owner's 81st birthday, less any amounts deducted in connection with partial withdrawals.

                                 Oldest Owner age   The minimum death benefit equals the total amount of Purchase Payments less any
                                 81 or more at      amounts deducted in connection with partial withdrawals.
                                 issue

NOTES TO TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER-DRIVEN CONTRACTS.

(1) We reduce the minimum death benefit proportionally in connection with partial withdrawals.

(2) The benefits described do not apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and
     (c) for Contracts issued prior to June 2, 2003 in all other states. We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

(3) The benefits described apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

    TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED ANNUITANT - DRIVEN
                                   CONTRACTS

       PREVIOUSLY ISSUED
    VISION CONTRACT VERSION                                               PRINCIPAL FEATURES
------------------------------   ---------------------------------------------------------------------------------------------------
VV CONTRACTS (issued in WA and   Last surviving     If the last surviving Annuitant dies on or before the month following his or her
issued elsewhere between April   Annuitant less     85th birthday, the minimum death benefit equals the excess of (i) over (ii),
1993 and March 1998, subject     than age 81 at     where:
to state availability)           issue
                                                    (i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a
                                                    Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and

                                                    (ii) equals the sum of each withdrawal or annuitized amount, including withdrawal charges, accumulated daily at the equivalent of 5% per year, starting on the date of each withdrawal or annuitization, up to a maximum of two times each such withdrawal or annuitized amount.

                                                    If the last surviving Annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit equals the total amount of
                                                    Purchase Payments less any amounts deducted in connection with partial withdrawals.

                                 Last surviving     The minimum death benefit equals the total amount payable upon total withdrawal.
                                 Annuitant age 81
                                 or greater at
                                 issue

All Annuitant-driven Contracts   Death of           We will pay the death benefit, less any Debt, to the Beneficiary upon the death
                                 Annuitant who is   of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before
                                 not the Owner      the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner and before the
                                                    Annuity Commencement Date. The death benefit will be paid either as a lump sum in accordance with our current administrative procedures or in accordance with any of the distribution options available under the Contract. An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. (In general, a
                                                    Beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit.)

                                 Death of           We will pay the death benefit, less any Debt, to the Beneficiary if the Owner is
                                 Annuitant who is   the Annuitant, dies before the Annuity Commencement Date and is not survived by
                                 the Owner          a co-Annuitant. We will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary, if the deceased Owner is survived by a co-Annuitant.

                                 Death of Owner     If the Owner is not the Annuitant and dies before the Annuity Commencement Date
                                 who is not the     and before the last surviving Annuitant, we will transfer the interest in the
                                 Annuitant          Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary.

                                 "Interest in the   The amount of the "interest in the Contract" that we transfer to a surviving or
                                 Contract"          successor Owner will depend on the age of the Owner when we issue a Contract. If the deceased Owner had not attained age 81 on the Contract's issue date, the
                                                    "interest in the Contract" equals the Contract Value. If the deceased Owner was age 81 or older on the Contract's issue date, the "interest in the Contract"
                                                    also equals the Contract Value, but the interest may be subject to applicable withdrawal charges when any amounts are actually paid.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit and any "interest in the Contract" on the date we receive written notice and "proof of death", as well as all required claims forms from all beneficiaries, at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at the applicable Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

Except as otherwise stated in the "Tables of Minimum Death Benefits", above, we will pay the death benefit to the Beneficiary if any Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit may be taken in the form of a lump sum. In that case, we will pay death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise in the "Table of Minimum Death Benefits":

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    Withdrawal charges will be waived for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the

          Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefit Riders" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

ANNUAL STEP DEATH BENEFIT. (Not offered prior to February, 2007) Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. Where available, the Annual Step Death Benefit could only be elected when you purchased a Contract, and cannot be revoked once elected, You could not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) were age 80 or older at that time.

TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York or Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

     - the Maturity Date for Contracts issued prior to February 12, 2007 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and

     - the Maturity Date for Contracts issued on and after February 12, 2007 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Option 3: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 4: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 5: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider, as described in "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may have selected the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, a Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This option is available only if:

     - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract, or

     (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Benefit Payment

We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity benefit payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base variable annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 35). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate (4% for VV Contracts) into the annuity tables in a Contract used to determine the first Variable Annuity benefit payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any unpaid loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under a Contract, the Beneficiary is the Contract Owner.

In the case of Non-Qualified Contracts, Ownership of a Contract may be changed or a Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract Value for federal tax purposes. A collateral assignment will be treated as a distribution from a Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, Ownership of a Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under a Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "CO-ANNUITANT." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. .We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging" for details). If you purchased a John Hancock USA Contract prior to January 22, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your Contract on or after January 22, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

A one-year Fixed Investment Option was available for John Hancock New York Contracts issued before March 2003, in addition to the DCA Fixed Investment Option.

A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


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

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified Contracts - Loans" below. See "VII. Federal Tax Matters - Qualified Retirement Plans - Loans." THE LOAN PRIVILEGE IS NOT AVAILABLE IF YOU ELECTED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.


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                           VI. Charges and Deductions

Charges and deductions under the Contracts are assessed against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the fees charged for Optional Benefits, please see the Fee Tables and Appendix C: "Optional Enhanced Death Benefits" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders."

WITHDRAWAL CHARGES

(Applicable only to John Hancock USA Contracts issued prior to November 1996)

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. NO WITHDRAWAL CHARGE WILL BE IMPOSED ON WITHDRAWALS FROM CONTRACTS ISSUED ON OR AFTER NOVEMBER 1, 1996. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other free withdrawal amounts described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 3% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

Withdrawals allocated to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from the one-year Fixed Investment Option.

If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request that has been in the Contract for less than three years is subject to a withdrawal charge of 3% as shown below.

    Maximum Withdrawal Charge for John Hancock USA Contracts issued prior to
                                 November, 1996
           (from date of payment, as a percentage of Purchase Payment)

First Year    3%
Second Year   3%
Third Year    3%
Thereafter    0%

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

For examples of calculation of the withdrawal charge, see Appendix A.

ASSET BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Sub-Account a daily fee, in an amount equal to 0.15% of the value of each Variable Investment Option as an administration fee. The fee is designed to help compensate us for administering the Contracts and operating the Separate Accounts. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee

A daily fee in an amount equal to 0.25% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into a Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit. The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% (1.30% for Contracts issued after February 12, 2007) of the value of the variable Investment Accounts on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. Under the Period Certain Only Annuity Options, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning Programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions


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

be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            -------------------------
STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA             0.50%        2.35%
GUAM           4.00%        4.00%
ME(2)          0.00%        2.00%
NV             0.00%        3.50%
PR             1.00%        1.00%
SD(2)          0.00%        1.25%(3)
WV             1.00%        1.00%
WY             0.00%        1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


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

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.

When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan.

In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers
If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from a Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Portfolios of the Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation.

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 2.5% of Purchase Payments (3.00% for Contracts issued on and after February 12, 2007). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments (1.50% for Contracts issued on and after February 12, 2007). The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under a Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations,

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


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

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management Program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            APPENDIX A: Examples of Calculation of Withdrawal Charge
        (for John Hancock USA Contracts Issued prior to November 1, 1996)

Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from Contracts.

EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total Purchase Payments made under the Contract less any prior partial withdrawals in that Contract Year.

                               FREE                   WITHDRAWAL CHARGE
CONTRACT    HYPOTHETICAL    WITHDRAWAL    PAYMENTS    -----------------
  YEAR     CONTRACT VALUE     AMOUNT     LIQUIDATED   PERCENT    AMOUNT
--------   --------------   ----------   ----------   -------   -------
    1           55,000        5,000(1)     50,000        3%      1,500
    2           50,500        5,000(2)     45,500        3%      1,365
    3           60,000       10,000(3)     50,000        3%      1,500
    4           70,000       20,000(4)     50,000        0%          0

(1) In the first Contract Year the earnings under the Contract and 10% of Purchase Payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against such liquidated Purchase Payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free withdrawal amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the Purchase Payments liquidated (Contract Value less free withdrawal amount).

(4) There is no withdrawal charge on any Purchase Payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated Purchase Payments (accumulated earnings), or 10% of Purchase Payments less 100% of all prior withdrawals in that Contract Year.

                   PARTIAL       FREE                   WITHDRAWAL CHARGE
 HYPOTHETICAL    WITHDRAWAL   WITHDRAWAL    PAYMENTS    -----------------
CONTRACT VALUE    REQUESTED     AMOUNT     LIQUIDATED   PERCENT    AMOUNT
--------------   ----------   ----------   ----------   -------   -------
    65,000          2,000      15,000(1)          0        3%         0
    49,000          5,000       3,000(2)      2,000        3%        60
    52,000          7,000       4,000(3)      3,000        3%        90
    44,000          8,000           0(4)      8,000        3%       240

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulated earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of Purchase Payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated Purchase Payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of Purchase Payments ($5,000) has already been utilized. The full amount of $8,000 will result in Purchase Payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of Purchase Payments would be available again for withdrawal requests during that year.

                        APPENDIX B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

     - A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

               APPENDIX C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of two optional enhanced death benefit Riders:

          - Annual Step Death Benefit - not offered for Contracts issued prior to February 12, 2007; and

          - Triple Protection Death Benefit - not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.

These Riders were not available at all times or in all jurisdictions. Where available, you could only elect the Rider at the time you purchased a Contract. If you purchased an optional benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any optional benefit Riders applicable to your Contract. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

ANNUAL STEP DEATH BENEFIT

If you elected the optional Annual Step Death Benefit Rider, we impose an additional charge of 0.20% of the value of the Variable Investment Options. The Annual Step Death Benefit Rider only is available for Contracts issued on or after February 12, 2007. If you elected the Annual Step Death Benefit Rider, the oldest Owner of a Contract could not be age 80 or older on the effective date of the Rider. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

          - the death benefit described under "Death Benefit During Accumulation Period"; or

          -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

          (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

          (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or
(c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types "). Please consult your tax advisor.

The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

TRIPLE PROTECTION DEATH BENEFIT

(Not offered in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:

          -    the Contract Value;

          -    the Return of Purchase Payments Death Benefit Factor;

          -    the Annual Step Death Benefit Factor; or

          -    the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume a single Purchase Payment of $100,000 is made into the Contract, no Additional Purchase Payments are made and there are no partial withdrawals. Assume the Contract Value on the date the Triple Protection Death Benefit is determined is equal to $175,000:

          -    Earnings Basis is equal to 150% of $100,000 or $150,000.

          - Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of Triple Protection Death Benefit, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).

The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000 or $12,500.

Return of Purchase Payments Death Benefit Factor

The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

Annual Step Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

          1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

    NUMBER OF
 COMPLETE YEARS
   PAYMENT HAS       PAYMENT
BEEN IN CONTRACT   MULTIPLIER*
----------------   -----------
        0              100%
        1              110%
        2              120%
        3              130%
        4              140%
        5              150%

* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

          2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as "Annual Step Death Benefit" that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions

If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of Triple Protection Death Benefit

We determine the death benefit paid under Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

          - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

          - In determining the "Enhanced Earnings Death Benefit" Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor.

          - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

          -    the date the Contract terminates;

          -    the Maturity Date; or

          - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Determination of Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           APPENDIX D: Optional Guaranteed Minimum Withdrawal Benefits

You may have elected to purchase optional benefits when you purchase a Contract. If available in your state, you may have selected one of the following "guaranteed minimum withdrawal benefit" Riders:

          -    Income Plus for Life

          -    Income Plus for Life - Joint Life

          -    Principal Plus

          -    Principal Plus for Life

          -    Principal Plus for Life Plus Automatic Annual Step-up

          -    Principal Plus for Life Plus Spousal Protection

          -    Principal Returns

If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

You also may have elected an optional Enhanced Death Benefit Rider. We describe this optional benefit Rider in the preceding Appendix.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, Principal Plus for Life Plus Spousal Protection and Principal Plus, where it means the older Owner attains age 95.

BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.

BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Plus for Life Plus Spousal Protection and Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:

          -    initially, the first 10 Contract Years;

          - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

For Principal Plus, the Bonus Period is the first five Contract Years. For Principal Plus for Life Plus Spousal Protection and initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.

COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.

GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.

RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

          - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

          - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

          - if you make an Additional Purchase Payment up to specified limits.

Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

Availability

You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:

          - the Rider was available for sale in the state where the Contract was sold;

          - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and

          - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons). Also for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other. For example:

Assume you purchased a Contract on NOVEMBER 1, 2006 and wanted to elect the Principal Plus for Life Plus Spousal Protection Rider.

EXAMPLE #1

You are born JULY 1, 1941 and your spouse is born JUNE 1, 1947.

          - Since your birthdates are 5 YEARS AND 11 MONTHS apart, YOU MAY elect the Principal Plus for Life Plus Spousal Protection Rider when you purchase your Contract.

EXAMPLE #2

You are born JULY 1, 1941 and your spouse is born AUGUST 1, 1947.

          - Since your birthdates are 6 YEARS AND 1 MONTH apart, YOU MAY NOT elect the Principal Plus for Life Plus Spousal Protection Rider.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix E: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

Purchase Payments

RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase." (see "Settlement Phase" in each separate GMWB Rider section below ). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

          - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

          - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

          - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

          - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

          - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over

          - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:

               -    date of a Purchase Payment that we applied to the Benefit
                    Base,

               -    Reset date, or

               -    effective date of a Step-up.

Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

          - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

          - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment. We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

          - In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

               - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

               - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

          - In the case of the Lifetime Income Amount, to equal the lesser of:

               - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

               - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:

          - In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

               - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

               - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

          -    on the date we determine the death benefit;

          - after the Annuity Commencement Date at the time an Annuity Option begins; or

          - on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

          -    you will have the flexibility to start and stop withdrawals;

          - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

          - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

          - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

          -    you reduce the Contract Value available for annuitization.

When you annuitize:

          - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

          - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

          -    you will no longer have access to the Contract Value; and

          - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday (for Contracts issued prior to February 12, 2007) or the 90th birthday (for Contracts issued on or after February 12, 2007) of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Tax Considerations

See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) plans

The loan privilege describe in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

          (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

          (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 38). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your registered representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options

If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:

          -    American Asset Allocation Trust

          -    American Fundamental Holdings Trust

          -    American Global Diversification Trust

          -    Franklin Templeton Founding Allocation Trust

          -    Lifestyle Growth Trust (not available with Principal Returns)

          -    Lifestyle Balanced Trust

          -    Lifestyle Moderate Trust

          -    Lifestyle Conservative Trust

          -    Index Allocation Trust

          -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see "IV. General Information about Us, the Separate Accounts and the Portfolios" as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios' prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio's prospectus carefully before investing in the corresponding Variable Investment Option.

Available Model Allocations

You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The Model Allocations are:

                           MODEL
                        ALLOCATION
MODEL ALLOCATION NAME   PERCENTAGE            PORTFOLIO NAME
---------------------   ----------   --------------------------------
American Global             50%        American Global Growth Trust
Diversification             20%             American Bond Trust
                            15%            American Global Small
                                           Capitalization Trust
                            10%       American High-Income Bond Trust
                             5%          American New World Trust

Fundamental Holdings        35%             American Bond Trust
of America                  25%        American Growth-Income Trust
                            25%            American Growth Trust
                            15%        American International Trust

Global Balanced             30%           Fundamental Value Trust
(not available after        25%        American International Trust
April 30, 2007)(1)          25%           Global Allocation Trust
                            20%              Global Bond Trust

Blue Chip Balanced          40%        Investment Quality Bond Trust
(not available after        30%            American Growth Trust
April 30, 2007)(1)          30%        American Growth-Income Trust

Value Strategy              30%              Core Equity Trust
(not available after        30%             Equity-Income Trust
February 10, 2006)(1)       20%              Active Bond Trust
                            20%            Strategic Bond Trust

Growth Blend                40%           Blue Chip Growth Trust
(not available after        20%        American Growth-Income Trust
February 10, 2006)(1)       20%              Active Bond Trust
                            20%            Strategic Bond Trust

Core Holdings of            35%              Active Bond Trust
America                     25%            American Growth Trust
(not available after        25%        American Growth-Income Trust
August 1, 2005)(1)          15%        American International Trust

Core Solution               34%           Strategic Income Trust
(not available after        33%      U.S. Global Leaders Growth Trust
April 30, 2005)(1)          33%             Classic Value Trust

Value Blend                 40%             Equity-Income Trust
(not available after        20%            American Growth Trust
April 30, 2005)(1)          20%              Active Bond Trust
                            20%            Strategic Bond Trust

Global                      30%          International Value Trust
(not available after        30%              Global Bond Trust
April 30, 2005)(1)          20%            U.S. Large Cap Trust
                            20%           Blue Chip Growth Trust

(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:

          - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

          - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

          - limit your ability to transfer between existing Investment Options; and/or

          - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

INCOME PLUS FOR LIFE SERIES

Income Plus for Life Series Definitions

Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:

AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

          -    the Covered Person attains age 95 under Income Plus for Life; or

          -    the older Owner attains age 95 under Income Plus for Life-Joint
               Life.

BENEFIT BASE means:

          -    a value we use to determine the Lifetime Income Amount.

          - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

          - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

          -    The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversry during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:

          -    Initially, the first 10 Contract Years;

          - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means (for Income Plus for Life):

          - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

          - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life):

          - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

          - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

     (For Income Plus for Life - Joint Life Non-Qualified Contracts):

          -    both the spouses must be named as co-Owners of the Contract; or

          - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.

     (For Income Plus for Life - Joint Life Qualified Contracts):

          - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

          -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 39 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

          - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;

          - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and

          - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

          - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

          - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

          - (for Income Plus for Life) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).

          - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

RESET means a reduction of the Benefit Base if you take Excess Withdrawals.

STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life

The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase

Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:

          -    Lifetime Income Date;

          -    Lifetime Income Bonuses;

          -    Change of Riders;

          -    Impact of Withdrawals on Guaranteed Minimum Death Benefit; and

          -    Withdrawals under the Life Expectancy Distribution Program.

We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

          -    the Contract Value immediately after the withdrawal; or

          -    the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

          - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

          -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section, below.) In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See

"Settlement Phase," in this section, below.) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

          - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

          - you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

          - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

               -    the Withdrawal Amount ; divided by

               -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:

          - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,

          - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.

In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

          - by any applicable Bonus if you take no withdrawals during certain Contract Years;

          - by any applicable Step-up to reflect certain increases in Contract Value;

          - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

          - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 33).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 69.

The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders - see below), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

If you purchase a NY Income Plus for Life Rider before the Covered Person attains age 61, we will reduce your Benefit Base if you take withdrawals under this program before the Lifetime Income Date. We do this by subtracting the amount of each withdrawal under this program from the Benefit Base. We will not Reset the Benefit Base for withdrawals under our Life Expectancy Distribution program that exceed 5% of the Benefit Base.

After the Lifetime Income Date, we will not Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED                   THEN
OWNER IS:                         INCOME PLUS FOR LIFE:
-------------------------------   -----------------------------------------------------------------------
1.   Not the Covered Person and   -    may continue if the Beneficiary elects to continue the Contract
     the Beneficiary is the            within the time we permit under our administrative rules. We will
     deceased Owner's spouse           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                                       Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                                       Base and will assess the Rider Fee based on the recalculated
                                       Benefit Base.

                                  -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                                       Income Amount for the year of withdrawal is still greater than zero.

                                  -    continues to be eligible for any remaining Bonus amounts and
                                       Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2.   Not the Covered Person and   -    may continue in the same manner as 1.
     the Beneficiary is not the
     deceased Owner's spouse

                                  -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                                       Income Amount for the year of withdrawal is still greater than zero.

                                  -    does not continue to be eligible for any Bonus amounts and
                                       Step-ups, or a Target Amount adjustment. We will permit the
                                       Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3.   The Covered Person and the   -    ends without any further benefit.
     Beneficiary is the
     deceased Owner's spouse

4.   The Covered Person and the   -    ends without any further benefit.
     Beneficiary is not the
     deceased Owner's spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.

Income Plus for Life - Joint Life

(Not available in New York or for non-Qualified Contracts in New Jersey)
Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:

     - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;

     - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount for that Contract Year.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page D-11.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We may reduce the death benefit on a dollar for dollar basis if:

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

          (a)  the Withdrawal Amount; divided by

          (b)  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 33).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (see "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.

EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

PRINCIPAL PLUS FOR LIFE SERIES

Principal Plus for Life Series Definitions

The following definitions apply to the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection Riders:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.

BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and all Principal Plus for Life Plus Spousal Protection Riders), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and for all Principal Plus for Life Plus Spousal Protection Riders) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.

COVERED PERSON means (for all Riders except Principal Plus for Life Plus Spousal Protection):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Principal Plus for Life Plus Spousal Protection):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

For Non-Qualified Contracts, both the spouses must be named as co-Owners and co-Beneficiaries of the Contract (or co-Annuitants if the Owner is a non-natural person).

Under Qualified Contracts:

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 39 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.

GUARANTEED WITHDRAWAL AMOUNT means:

     - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

     - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

     -    the maximum Guaranteed Withdrawal Amount at any time is $250,000.

GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). This will be the date you purchased the Rider if:

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased on and after March 12, 2007) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

     - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

We provide the following examples of the Lifetime Income Date for Contracts purchased with a Principal Plus for Life Plus Spousal Protection Rider:

               Assume you purchased a Contract on NOVEMBER 1, 2006 with the Principal Plus for Life Plus Spousal Protection Rider.

               EXAMPLE #1

               You are born July 1, 1941 and your spouse is born June 1, 1947.

               - Since the oldest Covered Person has attained age 65 at the time of purchase, we will calculate the Lifetime Income Date on November 1, 2006. We provide a Lifetime Income Amount starting on this date.

               EXAMPLE #2

               You are born December 1, 1950 and your spouse is born October 1, 1956.

               - Since the oldest Covered Person attains age 65 on December 1, 2015, we will calculate the Lifetime Income Date on November 1, 2016. We provide a Lifetime Income Amount starting on this date.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus, Principal Plus for Life

The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount," starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

     -    the Lifetime Income Amount prior to the withdrawal; or

     - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" on page D-4 and "Termination," below).

Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase"). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect Additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)

If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.

Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").

If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:

     - the Contract Value as of the applicable date divided by the Owner's Life Expectancy; or

     - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's Life Expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's Life Expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.

Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:

     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").

     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

     - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY IS:            THEN PRINCIPAL PLUS:
-------------------------------   -----------------------------------------------------------------------
1.   The Deceased Owner's         -    Continues if the Guaranteed Withdrawal Balance is greater than
     Spouse                            zero.

                                  -    Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to Step-up the Guaranteed Withdrawal Balance if the death benefit on the date of determination is greater than the
                                       Guaranteed Withdrawal Balance.

                                  -    Enters the Settlement Phase if a withdrawal would deplete the
                                       Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the
                                       Guaranteed Withdrawal Amount and the Life Expectancy
                                       Distributions. In such cases, the Guaranteed Withdrawal Balance may be automatically Reset, thereby possibly reducing the
                                       Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                                  -    Continues to impose the Principal Plus fee.

                                  -    Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date but the latest
                                       Step-up Date will be no later than the 30th Contract Anniversary after the Contract Date.

2.   Not the Deceased Owner's     -    Continues in the same manner as above, except that Principal Plus
     Spouse                            does not continue to be eligible for any remaining Bonuses and
                                       Step-ups, other than the initial Step-up of the Guaranteed
                                       Withdrawal Balance to equal the death benefit, if greater than the
                                       Guaranteed Withdrawal Balance prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED                   THEN
OWNER IS:                         PRINCIPAL PLUS FOR LIFE:
-------------------------------   -----------------------------------------------------------------------
1.   The Covered Person and the   -    Does not continue with respect to the Lifetime Income Amount, but
     Beneficiary is the                continues with respect to the Guaranteed Withdrawal Amount if the
     deceased Owner's spouse           death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically Step-up the Guaranteed Withdrawal
                                       Balance to equal the initial death benefit we determine, if greater than the Guaranteed Withdrawal Balance prior to the death benefit.

                                  -    Enters the Settlement Phase if a withdrawal would deplete the
                                       Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                                  -    Continues to impose the Principal Plus for Life fee.

                                  -    Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

IF THE DECEASED                   THEN
OWNER IS:                         PRINCIPAL PLUS FOR LIFE:
-------------------------------   -----------------------------------------------------------------------
2.   The Covered Person and the   -    Continues in the same manner as 1, except that Principal Plus for
     Beneficiary is not the            Life does not continue to be eligible for any remaining Bonuses
     deceased Owner's spouse           and Step-ups, other than the initial Step-up of the Guaranteed
                                       Withdrawal Balance to equal the death benefit, if greater than the
                                       Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit
                                       Step-up, if any, if we increase the rate of the Principal Plus for
                                       Life fee at that time.

3.   Not the Covered Person and   -    Continues in the same manner as 1, except that Principal Plus for
     the Beneficiary is the            Life continues with respect to the Lifetime Income Amount for the
     deceased Owner's spouse           Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4.   Not the Covered Person and   -    Continues in the same manner as 1, except that Principal Plus for
     the Beneficiary is not the        Life continues with respect to the Lifetime Income Amount for the
     deceased Owner's spouse           Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

                                  -    In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates, automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or

     - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

     -    under Principal Plus, the Maturity Date; or

     -    under Principal Plus for Life, the Annuity Commencement Date; or

     -    termination of the Contract.

We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59 1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.

Principal Plus for Life Plus Automatic Annual Step-up

This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life above for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life above for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance: by any applicable Bonus if you take no withdrawals during certain Contract Years; by any applicable "Step-up" to reflect certain increases in Contract Value; and to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)

Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in Principal Plus for Life - "Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic, annual Step-ups.

We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59 1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.

Principal Plus for Life Plus Spousal Protection

The optional Principal Plus for Life Plus Spousal Protection Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

In addition, we designed the Principal Plus for Life Plus Spousal Protection Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect Additional Purchase Payments (see "Purchase Payments" above).

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during the Bonus Period if you take no withdrawals during the previous Contract Year as described under "Principal Plus, Principal Plus for Life - Bonuses" above. The Bonus Period for the Principal Plus for Life Plus Spousal Protection Rider is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the younger of the two Covered Persons attains age 80. If you purchased the Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the Bonus Period will be based on the age of that Covered Person as of the initial Contract Date. If you elected the Spousal version of the Principal Plus for Life Rider when you purchase a Contract, the Bonus Period is determined on the Contract Date. The Bonus Period will not change upon the death of either Covered Person.

STEP-UPS. The Principal Plus for Life Plus Spousal Protection Rider is subject to the Step-up benefit as described above for the Principal Plus for Life Rider (see "Principal Plus, Principal Plus for Life - Step-ups"). We schedule the Step-up Dates for the 3rd, 6th, and 9th Contract Anniversary while the Rider is in effect. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while the Rider is in effect.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described for the Principal Plus for Life Rider above (see "Principal Plus, Principal Plus for Life - Life Expectancy Distribution Program"). Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Principal Plus for Life Plus Spousal Protection Rider will enter a Settlement Phase as described above for Principal Plus for Life when:

     -    the Contract Value reduces to zero; and

     - withdrawals during that Contract Year do not exceed the Guaranteed Withdrawal Amount; and

     - either the Guaranteed Withdrawal Balance or the Lifetime Income Amount is greater than zero.

If during the Settlement Phase, the Guaranteed Withdrawal Balance equals zero and the Lifetime Income Amount is greater than zero, you will automatically receive settlement payments each Contract Year equal to the Lifetime Income Amount during the life of either Covered Person.

IMPACT OF DEATH BENEFITS. Death benefits under a Principal Plus for Life Plus Spousal Protection Rider differ from those under the Principal Plus for Life Rider.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

     - no greater than the Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Balance is depleted to zero;

     - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

     - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Principal Plus for Life Plus Spousal Protection Rider is in effect and if the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Principal Plus for Life Plus Spousal Protection Rider will continue. The Rider will only continue, however, if the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Bonuses or Step-ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Principal Plus for Life Plus Spousal Protection Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life Plus Spousal Protection Rider fee at that time. The Rider will enter its Settlement Phase if the Guaranteed Withdrawal Balance is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Guaranteed Withdrawal Balance to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person" above.

TERMINATION. The Principal Plus for Life Plus Spousal Protection Rider terminates in the same manner as described above for the Principal Plus for Life Rider.

We impose an additional annual fee for a Principal Plus for Life Plus Spousal Protection Rider to a Contract. Under Principal Plus for Life Plus Spousal Protection, at least one of the Covered Persons must attain age 65 and remain living for you to receive certain benefits. Furthermore, the Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Plus Spousal Protection Rider at the end of this Appendix.

PRINCIPAL RETURNS

Principal Returns Definitions

The following definitions apply to the Principal Returns Rider:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.

FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.

GUARANTEED WITHDRAWAL AMOUNT means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

     - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Amount at any time is $400,000.

GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Description of the Principal Returns Rider

The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:

     - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.

Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     -    we will not accept any Purchase Payment after the Owner becomes age
          81.

You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal

Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:

     - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and

     -    by any applicable Step-up to reflect certain increases in Contract
          Value.

We will increase your Contract Value at the end of the first 10 Contract Years if:

     -    the Principal Returns Rider is in effect at that time; and

     -    you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.

The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.

We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Accumulation Benefit (not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.

At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During Accumulation Period."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

     -    Continues if the Guaranteed Withdrawal Balance is greater than zero.

     - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

     -    Continues to impose the Rider fee.

     - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

     - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 44 for a description of Annuity Options available under a Contract.

TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" on page 56 for information on tax considerations related to optional benefit Riders.

TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or

     -    the date an Annuity Option under the Contract begins; or

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or

     -    termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                PURCHASE      LIFETIME     WITHDRAWAL                BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS   INCOME AMOUNT      TAKEN      BONUS     CONTRACT ANNIVERSARY
-------------   --------   -------------   ----------   ------     --------------------
  At issue      $100,000         N/A         $    0     $    0          $100,000(1)
      1                0         N/A              0      7,000(2)        107,000(3)
      2                0         N/A              0      7,000           114,000
      3                0         N/A              0      7,000           121,000
      4                0         N/A              0      7,000           128,000
      5                0         N/A              0      7,000           135,000
      6                0         N/A              0      7,000           142,000
      7                0         N/A              0      7,000           149,000
      8                0         N/A              0      7,000           156,000
      9                0         N/A              0      7,000           163,000
     10                0         N/A              0      7,000           170,000
     11                0      $8,500(4)       8,500          0           170,000
     12                0       8,500          8,500          0           170,000
     13                0       8,500          8,500          0           170,000
     14                0       8,500          8,500          0           170,000
     15                0       8,500          8,500          0           170,000
     20                0       8,500          8,500          0           170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                                                                    BENEFIT BASE
                PURCHASE      LIFETIME     WITHDRAWAL               ON CONTRACT
CONTRACT YEAR   PAYMENTS   INCOME AMOUNT     TAKEN       BONUS       ANNIVERSARY
-------------   --------   -------------   ----------   ------     -------------
   At issue     $100,000         N/A         $    0     $    0       $100,000(1)
       1               0         N/A              0      6,000(2)     106,000(3)
       2               0         N/A              0      6,000        112,000
       3               0         N/A              0      6,000        118,000
       4               0         N/A              0      6,000        124,000
       5               0         N/A              0      6,000        130,000
       6               0         N/A              0      6,000        136,000
       7               0         N/A              0      6,000        142,000
       8               0         N/A              0      6,000        148,000
       9               0         N/A              0      6,000        154,000
      10               0         N/A              0      6,000        160,000
      11               0     $ 8,000(4)       8,000          0        160,000
      12               0       8,000          8,000          0        160,000
      13               0       8,000          8,000          0        160,000
      14               0       8,000          8,000          0        160,000
      15               0       8,000          8,000          0        160,000
      20               0       8,000          8,000          0        160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                               BENEFIT        LIFETIME                                      LIFETIME
                             BASE AFTER     INCOME AMOUNT                 BENEFIT BASE   INCOME AMOUNT
                PURCHASE      PURCHASE          AFTER        WITHDRAWAL    ON CONTRACT    ON CONTRACT
CONTRACT YEAR   PAYMENTS       PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY    ANNIVERSARY
-------------   --------     ----------   ----------------   ----------   ------------   -------------
   At issue     $100,000     $100,000         $5,000               --       $100,000        $5,000
      1           10,000(1)   110,000(1)       5,500(1)        $5,500        110,000         5,500
      2           10,000(2)   114,500(2)       5,725(2)         5,725        114,500         5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                               LIFETIME                    HYPOTHETICAL CONTRACT
                             INCOME AMOUNT                   VALUE ON CONTRACT     BENEFIT BASE
CONTRACT YEAR   PURCHASE        AFTER         WITHDRAWAL    ANNIVERSARY PRIOR TO    ON CONTRACT
                PAYMENTS   PURCHASE PAYMENT      TAKEN          RIDER FEE           ANNIVERSARY
-------------   --------   ----------------   ----------   ---------------------   -------------
  At issue      $100,000            --             --                  --           $100,000
      1                0        $5,000         $5,000            $102,000            102,000(1)
      2                0         5,100(1)       5,100(1)          103,514            103,514
      3                0         5,176          5,176             105,020            105,020
      4                0         5,251          5,251              94,013(2)         105,020(2)
      5                0         5,251          5,251              78,793            105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                LIFETIME INCOME                                                           LIFETIME
                 AMOUNT BEFORE    PURCHASE     WITHDRAWAL    HYPOTHETICAL     BENEFIT      INCOME
CONTRACT YEAR     TRANSACTION     PAYMENTS        TAKEN     CONTRACT VALUE     BASE        AMOUNT
-------------   ---------------   --------     ----------   --------------   --------     --------
   At issue             --        $100,000          --         $100,000      $100,000     $5,000
       1            $5,000               0     $10,000(1)        85,000        85,000(1)   4,250(1)
       2             4,250          10,000(2)        0           93,500        95,000(2)   4,750(2)
      12             4,750              0            0          120,000       120,000      6,000
      13             6,000          10,000(3)        0          130,000       130,000(3)   6,500(3)
      14             6,500              0        6,500          123,500       130,000      6,500
      15             6,500          10,000(4)        0          130,000       133,500(4)   6,675(4)
      16             6,675              0            0          125,000       133,500      6,675

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER MAY 1, 2007. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                              BENEFIT BASE
CONTRACT   PURCHASE      LIFETIME     WITHDRAWAL               ON CONTRACT
  YEAR     PAYMENTS   INCOME AMOUNT      TAKEN      BONUS      ANNIVERSARY
--------   --------   -------------   ----------   ------     ------------
At issue   $100,000        N/A          $    0     $    0      $100,000(1)
    1             0        N/A               0      7,000(2)    107,000(3)
    2             0        N/A               0      7,000       114,000
    3             0        N/A               0      7,000       121,000
    4             0        N/A               0      7,000       128,000
    5             0        N/A               0      7,000       135,000
    6             0        N/A               0      7,000       142,000
    7             0        N/A               0      7,000       149,000
    8             0        N/A               0      7,000       156,000
    9             0        N/A               0      7,000       163,000
   10             0        N/A               0      7,000       170,000
   11             0     $8,075(4)        8,075          0       170,000
   12             0      8,075           8,075          0       170,000
   13             0      8,075           8,075          0       170,000
   14             0      8,075           8,075          0       170,000
   15             0      8,075           8,075          0       170,000
   20             0      8,075           8,075          0       170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                              BENEFIT BASE
CONTRACT   PURCHASE      LIFETIME     WITHDRAWAL               ON CONTRACT
  YEAR     PAYMENTS   INCOME AMOUNT      TAKEN      BONUS      ANNIVERSARY
--------   --------   -------------   ----------   ------     ------------
At issue   $100,000        N/A          $    0     $    0      $100,000(1)
    1             0        N/A               0      6,000(2)    106,000(3)
    2             0        N/A               0      6,000       112,000
    3             0        N/A               0      6,000       118,000
    4             0        N/A               0      6,000       124,000
    5             0        N/A               0      6,000       130,000
    6             0        N/A               0      6,000       136,000
    7             0        N/A               0      6,000       142,000
    8             0        N/A               0      6,000       148,000
    9             0        N/A               0      6,000       154,000
   10             0        N/A               0      6,000       160,000
   11             0     $7,600(4)        7,600          0       160,000
   12             0      7,600           7,600          0       160,000
   13             0      7,600           7,600          0       160,000
   14             0      7,600           7,600          0       160,000
   15             0      7,600           7,600          0       160,000
   20             0      7,600           7,600          0       160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                           LIFETIME                                   LIFETIME
                                            INCOME                                     INCOME
                         BENEFIT BASE    AMOUNT AFTER                BENEFIT BASE    AMOUNT ON
CONTRACT   PURCHASE     AFTER PURCHASE     PURCHASE     WITHDRAWAL    ON CONTRACT     CONTRACT
  YEAR     PAYMENTS         PAYMENT         PAYMENT        TAKEN      ANNIVERSARY   ANNIVERSARY
--------   --------     --------------   ------------   ----------   ------------   -----------
At issue   $100,000       $100,000         $4,750             --       $100,000        $5,000
    1        10,000(1)     110,000(1)       5,225(1)      $5,225        110,000         5,225
    2        10,000(2)     114,775(2)       5,452(2)       5,452        114,775         5,452

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.

                                                      HYPOTHETICAL
                                                     CONTRACT VALUE
                      LIFETIME INCOME                  ON CONTRACT
                           AMOUNT                      ANNIVERSARY    BENEFIT BASE
CONTRACT   PURCHASE    AFTER PURCHASE   WITHDRAWAL   PRIOR TO RIDER   ON CONTRACT
  YEAR     PAYMENTS       PAYMENT          TAKEN           FEE        ANNIVERSARY
--------   --------   ---------------   ----------   --------------   ------------
At issue   $100,000          --              --              --        $100,000
    1             0      $4,750          $4,750        $102,250         102,250
    2             0       4,857(1)        4,857(1)      104,025         104,025(1)
    3             0       4,941           4,941         105,800         105,800
    4             0       5,026           5,026          94,977(2)      105,800(2)
    5             0       5,026           5,026          79,882         105,800

(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

              LIFETIME
               INCOME                                HYPOTHETICAL                  LIFETIME
CONTRACT   AMOUNT BEFORE   PURCHASE     WITHDRAWAL     CONTRACT                     INCOME
  MONTH     TRANSACTION    PAYMENTS        TAKEN         VALUE      BENEFIT BASE    AMOUNT
--------   -------------   --------     ----------   ------------   ------------   --------
At issue           --      $100,000          --        $100,000      $100,000      $4,750
    1          $4,750             0     $10,000(1)       85,000        85,000(1)    4,038(1)
    2           4,038        10,000(2)        0          93,500        95,000(2)    4,513(2)
   12           4,513             0           0         120,000       120,000       5,700
   13           5,700        10,000(3)        0         130,000       130,000(3)    6,175(3)
   14           6,175             0       6,175         123,825       130,000       6,175
   15           6,175        10,000(4)        0         130,000       133,825(4)    6,357(4)
   16           6,357             0           0         125,000       133,825       6,357

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
     $6,357.

EXAMPLES 3A, 3B AND 3C ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.

EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.

                                                            GUARANTEED
                      GUARANTEED                        WITHDRAWAL BALANCE
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL               ON CONTRACT
  YEAR     PAYMENTS     AMOUNT        TAKEN     BONUS       ANNIVERSARY
--------   --------   ----------   ----------   -----   ------------------
At issue   $100,000        --           --       --         $100,000(1)
    1             0    $5,000(1)    $5,000      $ 0(2)        95,000
    2             0     5,000        5,000(2)     0           90,000(3)
    3             0     5,000        5,000        0           85,000
    4             0     5,000        5,000        0           80,000
    5             0     5,000        5,000        0           75,000
   10             0     5,000        5,000        0           50,000
   20             0     5,000        5,000        0                0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).

(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.

                        GUARANTEED
                        WITHDRAWAL
                       AMOUNT AFTER                          GUARANTEED WITHDRAWAL
CONTRACT   PURCHASE      PURCHASE     WITHDRAWAL              BENEFIT ON CONTRACT
  YEAR     PAYMENTS      PAYMENT         TAKEN      BONUS         ANNIVERSARY
--------   --------    ------------   ----------   ------    ---------------------
At issue   $100,000          --            --          --         $100,000
    1             0      $5,000        $    0      $5,000(1)       105,000(1)
    2        10,000(B)    5,750(2)          0       5,500          120,500
    3             0       6,025         6,025(3)        0(4)       114,475(3)
    4             0       6,025             0       5,500          119,975
    5             0       6,025             0       5,500          125,475

(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 - $5,250).

(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the
     Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) =$5,750).

(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

(4)  No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                                                        HYPOTHETICAL             GUARANTEED
                          GUARANTEED                   CONTRACT VALUE            WITHDRAWAL
                      WITHDRAWAL AMOUNT                  ON CONTRACT              BALANCE
CONTRACT   PURCHASE         AFTER         WITHDRAWAL     ANNIVERSARY            ON CONTRACT
  YEAR     PAYMENTS    PURCHASE PAYMENT      TAKEN      PRIOR TO FEE    BONUS   ANNIVERSARY
--------   --------   -----------------   ----------   --------------   -----   -----------
At issue   $100,000           --               --              --         --    $100,000
   1              0       $5,000          $ 5,000        $102,000        $ 0      95,000
   2              0        5,000            5,000         103,828          0      90,000
   3              0        5,000            5,000         105,781(1)       0     105,781(1)
   4              0        5,289(2)         5,289          94,946          0     100,492
   5              0        5,289           10,000(3)       79,898(3)       0      79,898(3)

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).

(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

EXAMPLES 4A, 4B, 4C AND 4D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                      GUARANTEED
                                                                      WITHDRAWAL
                      GUARANTEED   LIFETIME                           BALANCE ON
CONTRACT   PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL               CONTRACT
  YEAR     PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS    ANNIVERSARY
--------   --------   ----------   --------   ----------   ------    -----------
At issue   $100,000       N/A         N/A       $    0     $    0    $100,000(1)
    1             0    $5,000(1)      N/A            0      5,000(2)  105,000(3)
    2             0      5250(3)      N/A            0      5,000     110,000
    3             0     5,500         N/A            0      5,000     115,000
    4             0     5,750         N/A            0      5,000     120,000
    5             0     6,000         N/A            0      5,000     125,000
    6             0     6,250         N/A            0      5,000     130,000
    7             0     6,500         N/A            0      5,000     135,000
    8             0     6,750         N/A            0      5,000     140,000
    9             0     7,000         N/A            0      5,000     145,000
   10             0     7,250         N/A            0      5,000     150,000
   11             0     7,500      $7,500(4)     7,500          0     142,500
   12             0     7,500       7,500        7,500          0     135,000
   13             0     7,500       7,500        7,500          0     127,500
   14             0     7,500       7,500        7,500          0     120,000
   15             0     7,500       7,500        7,500          0     112,500
   20             0     7,500       7,500        7,500          0      75,000
   25             0     7,500       7,500        7,500          0      37,500
   30             0     7,500       7,500        7,500          0           0
   31+            0         0       7,500        7,500          0           0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                           LIFETIME                                   LIFETIME
                                            INCOME                                     INCOME
                         BENEFIT BASE    AMOUNT AFTER                BENEFIT BASE    AMOUNT ON
CONTRACT   PURCHASE     AFTER PURCHASE     PURCHASE     WITHDRAWAL    ON CONTRACT     CONTRACT
  YEAR     PAYMENTS         PAYMENT         PAYMENT        TAKEN      ANNIVERSARY   ANNIVERSARY
--------   --------     --------------   ------------   ----------   ------------   -----------
At issue   $100,000       $100,000         $5,000             --       $100,000        $5,000
   1         10,000(1)    $110,000(1)      $5,500(1)      $5,500        104,500         5,500
   2         10,000(2)    $114,500(2)       5,725(2)       5,725        108,775         5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.

                                                                      HYPOTHETICAL
                                                                        CONTRACT
                            GUARANTEED      LIFETIME                    VALUE ON      GUARANTEED
                            WITHDRAWAL       INCOME                     CONTRACT      WITHDRAWAL
                           AMOUNT AFTER   AMOUNT AFTER                 ANNIVERSARY    BALANCE ON
                PURCHASE     PURCHASE       PURCHASE     WITHDRAWAL     PRIOR TO       CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT        PAYMENT       TAKEN        RIDER FEE    ANNIVERSARY
-------------   --------   ------------   ------------   ----------   ------------   -----------
   At issue     $100,000         --             --             --             --     $ 100,000
      1                0     $5,000         $5,000         $5,000       $102,000        95,000
      2                0      5,000          5,000          5,000        103,828        90,000
      3                0      5,000          5,000          5,000        105,781       105,781(1)
      4                0      5,289(2)       5,289(2)       5,289         94,946       100,492

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.

                                                                      HYPOTHETICAL
                                                                        CONTRACT
                            GUARANTEED      LIFETIME                    VALUE ON      GUARANTEED
                            WITHDRAWAL       INCOME                     CONTRACT      WITHDRAWAL
                           AMOUNT AFTER   AMOUNT AFTER                 ANNIVERSARY    BALANCE ON
                PURCHASE     PURCHASE       PURCHASE     WITHDRAWAL     PRIOR TO       CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT        PAYMENT       TAKEN        RIDER FEE    ANNIVERSARY
-------------   --------   ------------   ------------   ----------   ------------   -----------
   At issue     $100,000         --            --               --            --      $100,000
      1                0     $5,000         $5,000         $ 5,000      $102,000        95,000
      2                0      5,000          5,000           5,000       103,828        90,000
      3                0      5,000          5,000           5,000       105,781       105,781
      4                0      5,289          5,289          10,000        90,235        90,235(1)
      5                0      4,512(1)       4,512(1)        4,512        76,319        85,723

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781-$10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5A, 5B, 5C AND 5D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.

EXAMPLE 5A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                           GUARANTEED
                                                                           WITHDRAWAL
                           GUARANTEED   LIFETIME                           BALANCE ON
                PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL               CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS    ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------    -----------
   At issue     $100,000       N/A         N/A       $    0     $    0     $100,000(1)
       1               0    $5,000(1)      N/A            0      5,000(2)   105,000(3)
       2               0     5,250(3)      N/A            0      5,000      110,000
       3               0     5,500         N/A            0      5,000      115,000
       4               0     5,750         N/A            0      5,000      120,000
       5               0     6,000         N/A            0      5,000      125,000
       6               0     6,250         N/A            0      5,000      130,000
       7               0     6,500         N/A            0      5,000      135,000
       8               0     6,750         N/A            0      5,000      140,000
       9               0     7,000         N/A            0      5,000      145,000
      10               0     7,250         N/A            0      5,000      150,000
      11               0     7,500      $7,500(4)     7,500          0      142,500
      12               0     7,500       7,500        7,500          0      135,000
      13               0     7,500       7,500        7,500          0      127,500
      14               0     7,500       7,500        7,500          0      120,000
      15               0     7,500       7,500        7,500          0      112,500
      20               0     7,500       7,500        7,500          0       75,000
      25               0     7,500       7,500        7,500          0       37,500
      30               0     7,500       7,500        7,500          0            0
      31+              0         0       7,500        7,500          0            0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 5B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                           LIFETIME                                  LIFETIME
                              BENEFIT       INCOME                     BENEFIT        INCOME
                            BASE AFTER   AMOUNT AFTER                  BASE ON      AMOUNT ON
                PURCHASE     PURCHASE      PURCHASE     WITHDRAWAL     CONTRACT      CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT       PAYMENT       TAKEN      ANNIVERSARY   ANNIVERSARY
-------------   --------    ----------   ------------   ----------   -----------   -----------
   At issue     $100,000     $100,000      $5,000             --       $100,000       $5,000
      1           10,000(1)  $110,000(1)   $5,500(1)      $5,500        104,500        5,500
      2           10,000(2)  $114,500(2)    5,725(2)       5,725        108,775        5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.

                                                                               HYPOTHETICAL
                              GUARANTEED         LIFETIME                        CONTRACT
                              WITHDRAWAL       INCOME AMOUNT                VALUE ON CONTRACT   GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER     AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT       PAYMENT        TAKEN         TO RIDER FEE          ANNIVERSARY
-------------   --------   ----------------   --------------   ----------   -----------------   ---------------------
  At issue      $100,000           --                 --             --                --            $100,000
      1                0       $5,000             $5,000         $5,000          $102,000             102,000(1)
      2                0        5,100(2)           5,100          5,100           103,514             103,514
      3                0        5,176              5,176          5,176           105,020             105,020
      4                0        5,251              5,251          5,251            94,012              99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000-$5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 5D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.

                                                                               HYPOTHETICAL
                              GUARANTEED         LIFETIME                        CONTRACT
                              WITHDRAWAL       INCOME AMOUNT                VALUE ON CONTRACT   GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER     AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT       PAYMENT        TAKEN         TO RIDER FEE          ANNIVERSARY
-------------   --------   ----------------   --------------   ----------   -----------------   ---------------------
  At issue      $100,000           --                --              --                --            $100,000
      1                0       $5,000            $5,000         $ 5,000          $102,000             102,000
      2                0        5,100             5,100           5,100           103,514             103,514
      3                0        5,176             5,176           5,176           105,020             105,020
      4                0        5,251             5,251          10,000            89,263              89,263(1)
      5                0        4,463(1)          4,463(1)        4,463            75,307              84,800

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020-$10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6A, 6B, 6C AND 6D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER.

EXAMPLE 6A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at age 55 of the oldest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and either of the Covered Persons survives at least 31 years from issue.

                                                                           GUARANTEED
                                                                           WITHDRAWAL
                           GUARANTEED   LIFETIME                           BALANCE ON
                PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL               CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS    ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------    -----------
   At issue     $100,000      N/A          N/A       $    0     $    0    $100,000(1)
      1                0    $5,000(1)      N/A            0      5,000(2)  105,000(3)
      2                0     5,250(3)      N/A            0      5,000     110,000
      3                0     5,500         N/A            0      5,000     115,000
      4                0     5,750         N/A            0      5,000     120,000
      5                0     6,000         N/A            0      5,000     125,000
      6                0     6,250         N/A            0      5,000     130,000
      7                0     6,500         N/A            0      5,000     135,000
      8                0     6,750         N/A            0      5,000     140,000
      9                0     7,000         N/A            0      5,000     145,000
     10                0     7,250         N/A            0      5,000     150,000
     11                0     7,500      $7,500(4)     7,500          0     142,500
     12                0     7,500       7,500        7,500          0     135,000
     13                0     7,500       7,500        7,500          0     127,500
     14                0     7,500       7,500        7,500          0     120,000
     15                0     7,500       7,500        7,500          0     112,500
     20                0     7,500       7,500        7,500          0      75,000
     25                0     7,500       7,500        7,500          0      37,500
     30                0     7,500       7,500        7,500          0           0
     31+               0         0       7,500        7,500          0           0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2 (oldest Covered Person for Principal Plus for Life - Spousal Protection Rider). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 6B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at age 65 of oldest Covered Person, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                           LIFETIME                                  LIFETIME
                              BENEFIT       INCOME                     BENEFIT        INCOME
                            BASE AFTER   AMOUNT AFTER                  BASE ON      AMOUNT ON
                PURCHASE     PURCHASE      PURCHASE     WITHDRAWAL     CONTRACT      CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT       PAYMENT       TAKEN      ANNIVERSARY   ANNIVERSARY
-------------   --------    ----------   ------------   ----------   -----------   -----------
  At issue      $100,000    $100,000       $5,000             --       $100,000       $5,000
      1           10,000(1) $110,000(1)    $5,500(1)      $5,500        104,500        5,500
      2           10,000(2) $114,500(2)     5,725(2)       5,725        108,775        5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 6C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at the oldest Covered Person's age 65, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.

                                                                      HYPOTHETICAL
                                                                        CONTRACT
                            GUARANTEED      LIFETIME                    VALUE ON      GUARANTEED
                            WITHDRAWAL       INCOME                     CONTRACT      WITHDRAWAL
                           AMOUNT AFTER   AMOUNT AFTER                 ANNIVERSARY    BALANCE ON
                PURCHASE     PURCHASE       PURCHASE     WITHDRAWAL     PRIOR TO       CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT        PAYMENT       TAKEN        RIDER FEE    ANNIVERSARY
-------------   --------   ------------   ------------   ----------   ------------   -----------
  At issue      $100,000          --            --             --            --      $100,000
      1                0     $5,000         $5,000         $5,000      $102,000        95,000
      2                0      5,000          5,000          5,000       103,560        90,000
      3                0      5,000          5,000          5,000       105,240(1)    105,240(1)
      4                0      5,262(2)       5,262(2)       5,262        94,245        99,978

(1) At the end of Contract Year 3, the Contract Value in this example, $105,240 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,240.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262).

EXAMPLE 6D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.

                                                                      HYPOTHETICAL
                                                                        CONTRACT
                            GUARANTEED      LIFETIME                    VALUE ON      GUARANTEED
                            WITHDRAWAL       INCOME                     CONTRACT      WITHDRAWAL
                           AMOUNT AFTER   AMOUNT AFTER                 ANNIVERSARY    BALANCE ON
                PURCHASE     PURCHASE       PURCHASE     WITHDRAWAL     PRIOR TO       CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT        PAYMENT       TAKEN        RIDER FEE    ANNIVERSARY
-------------   --------   ------------   ------------   ----------   ------------   -----------
  At issue      $100,000         --             --              --            --      $100,000
      1             0        $5,000         $5,000         $ 5,000      $102,000        95,000
      2             0         5,000          5,000           5,000       103,560        90,000
      3             0         5,000          5,000           5,000       105,240       105,240
      4             0         5,262          5,262          10,000        89,507        89,507(1)
      5             0         4,475(1)       4,475(1)        4,475        75,465        85,031

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,262. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,507) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,240-$10,000 = $95,240). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,507 = $4,475).

EXAMPLES 7A, 7B, 7C AND 7D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.

EXAMPLE 7A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.

                      GUARANTEED                GUARANTEED WITHDRAWAL
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL    BALANCE ON CONTRACT
  YEAR     PAYMENTS     AMOUNT      TAKEN(2)         ANNIVERSARY
--------   --------   ----------   ----------   ---------------------
At issue   $100,000     $8,000           --          $100,000(1)
1                 0      8,000       $8,000            92,000(3)
2                 0      8,000        8,000            84,000
3                 0      8,000        8,000            76,000
4                 0      8,000        8,000            68,000
5                 0      8,000        8,000            60,000
10                0      8,000        8,000            20,000
12                0      8,000        8,000             4,000
13                0      8,000        4,000                 0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).

(2)  In this example, withdrawals each year equal the Guaranteed Withdrawal
     Amount.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.

EXAMPLE 7B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.

                      GUARANTEED                GUARANTEED WITHDRAWAL
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL    BALANCE ON CONTRACT
  YEAR     PAYMENTS     AMOUNT      TAKEN(1)         ANNIVERSARY
--------   --------   ----------   ----------   ---------------------
At issue   $100,000     $8,000           --          $100,000
1                 0      8,000       $6,000            94,000(2)
2                 0      8,000        6,000            88,000
3                 0      8,000        6,000            82,000
4                 0      8,000        6,000            76,000
5                 0      8,000        6,000            70,000
10                0      8,000        8,000            30,000
14                0      8,000        8,000             6,000
15                0      8,000        6,000                 0(3)

(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.

(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).

(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.

EXAMPLE 7C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                 GUARANTEED
                                                 WITHDRAWAL    CONTRACT              CONTRACT
                      GUARANTEED                  BALANCE       VALUE               VALUE AFTER
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT    PRIOR TO    RIDER   ACCUMULATION
  YEAR     PAYMENTS     AMOUNT        TAKEN     ANNIVERSARY   RIDER FEE     FEE       BENEFIT
--------   --------   ----------   ----------   -----------   ---------    -----   ------------
At issue   $100,000     $8,000           --       $100,000    $100,000      $500           --
1                 0      8,000       $    0        100,000      98,000       500           --
2                 0      8,000            0        100,000      98,586       500           --
3                 0      8,000            0        100,000      96,782       500           --
4                 0      8,000            0        100,000      93,477       500           --
5                 0      8,000            0        100,000      97,594       500           --
10                0      8,000            0        100,000      85,531(1)    500     $100,000
11                0      8,000        8,000         92,000      92,709       500

(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.

EXAMPLE 7D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                 GUARANTEED
                                                 WITHDRAWAL    CONTRACT             CONTRACT
                      GUARANTEED                  BALANCE       VALUE              VALUE AFTER
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT    PRIOR TO   RIDER   ACCUMULATION
  YEAR     PAYMENTS     AMOUNT        TAKEN     ANNIVERSARY   RIDER FEE    FEE       BENEFIT
--------   --------   ----------   ----------   -----------   ---------   -----   ------------
At issue   $100,000   $ 8,000             --    $100,000       $100,000      --          --
1                 0     8,000        $     0     100,000        107,000    $500          --
2                 0     8,000              0     100,000        114,077     500          --
3                 0     8,000              0     121,628(1)     121,628     500          --
4                 0     9,730(2)           0     121,628        115,169     608          --
5                 0     9,730              0     121,628        103,105     608          --
10                0    10,984              0     151,406(3)     146,258     686    $151,406(3)
11                0    12,112         12,112     150,066        150,066     757          --

(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).

(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.

EXAMPLE 7E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                        GUARANTEED                 HYPOTHETICAL
                        WITHDRAWAL                CONTRACT VALUE   GUARANTEED
                          AMOUNT                    ON CONTRACT    WITHDRAWAL
                           AFTER                    ANNIVERSARY    BALANCE ON
CONTRACT   PURCHASE      PURCHASE    WITHDRAWAL      PRIOR TO      CONTRACT
  YEAR     PAYMENTS       PAYMENT       TAKEN        RIDER FEE     ANNIVERSARY
--------   --------     ----------   ----------   --------------   -----------
At issue   $100,000          --           --               --       $100,000
1                 0      $8,000      $ 8,000          $99,000         92,000
2            10,000(1)    8,160(1)     8,000           97,347         83,840
3                 0       8,160        8,000           95,542         95,542
4                 0       8,160        8,000           82,283         87,382
5                 0       8,160       10,000(2)        63,625         63,625

(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).

(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

            APPENDIX E: Additional Availability of Guaranteed Minimum
                            Withdrawal Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

     -    Income Plus for Life or Income Plus for Life - Joint Life;

     - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.

FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.

     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.

     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.

     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may
          consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.

     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.

Before you purchase a new guaranteed minimum withdrawal benefit Rider:

     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.

We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

                                                          PRINCIPAL PLUS
                      INCOME    INCOME PLUS   PRINCIPAL    FOR LIFE PLUS
FEES DEDUCTED FROM   PLUS FOR    FOR LIFE -    PLUS FOR      AUTOMATIC     PRINCIPAL
 CONTRACT VALUE(1)     LIFE      JOINT LIFE      LIFE     ANNUAL STEP-UP    RETURNS
------------------   --------   -----------   ---------   --------------   ---------
Maximum Fee(2)         1.20%       1.20%        0.75%          1.20%         0.95%
Current Fee            0.60%       0.60%        0.40%          0.60%         0.50%

(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

                                                                          PRINCIPAL PLUS
                                    INCOME     INCOME PLUS   PRINCIPAL     FOR LIFE PLUS
         INITIAL ANNUAL            PLUS FOR     FOR LIFE -    PLUS FOR   AUTOMATIC ANNUAL
     GUARANTEE ON NEW RIDER          LIFE       JOINT LIFE      LIFE          STEP-UP       PRINCIPAL RETURNS
     ----------------------       ----------   -----------   ---------   ----------------   -----------------
Guaranteed Withdrawal Amount(1)   Not          Not           5.0% of     5.0% of Contract   8.0% of Contract
                                  applicable   applicable    Contract    Value              Value
                                                             Value
Lifetime Income Amount(2)         5.0% of      4.75% of      5.0% of     5.0% of Contract   Not applicable
                                  Contract     Contract      Contract    Value
                                  Value        Value         Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.

(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint
     Life) is at least 59 1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.

We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:

     - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.

     - Target Amount Adjustment (Income Plus for Life, Income Plus for Life - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.

     - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.

Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:

     - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.

     - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.

     - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.

     - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:

     - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.

     - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

     - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.

     - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.

If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                  APPENDIX U: Tables of Accumulation Unit Value

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)

Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vision/NYVision Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                ACCUMULATION UNIT VALUES- VISION VARIABLE ANNUITY

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      15.213962 13.441958 13.124674 12.130947  9.652858 12.500000        --        --        --        --
   Value at End of Year        15.670982 15.213962 13.441958 13.124674 12.130947  9.652858        --        --        --        --
   Vision No. of Units            71,786   143,842   116,070   206,315   152,138   105,254        --        --        --        --
   NY Vision No. of Units         71,880    57,039    59,566    70,519    72,320    34,984        --        --        --        --

500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year      11.664226 10.288118 10.028854  9.247369  7.344179  9.637624 11.182275 12.500000        --        --
   Value at End of Year        12.034583 11.664226 10.288118 10.028854  9.247369  7.344179  9.637624 11.182275        --        --
   Vision No. of Units           204,221   251,958   369,671   448,403   504,054   516,352   654,001   320,396        --        --
   NY Vision No. of Units         36,751    42,783    47,898    42,475    35,590    37,349    34,422    17,863        --        --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      12.860867 12.546328 12.500000        --        --        --        --        --        --        --
   Value at End of Year        13.127449 12.860867 12.546328        --        --        --        --        --        --        --
   Vision No. of Units           411,368   484,185   621,627        --        --        --        --        --        --        --
   NY Vision No. of Units          2,959     4,918     6,574        --        --        --        --        --        --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      12.899947 12.559248 12.500000        --        --        --        --        --        --        --
   Value at End of Year        13.201140 12.899947 12.559248        --        --        --        --        --        --        --
   Vision No. of Units           374,488   476,967   635,054        --        --        --        --        --        --        --
   NY Vision No. of Units         36,963    45,566    52,629        --        --        --        --        --        --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 12.447664  9.474119 12.500000        --        --        --        --
   Value at End of Year               --        --        -- 13.370729 12.447664  9.474119        --        --        --        --
   Vision No. of Units                --        --        --    36,492    43,565    49,563        --        --        --        --
   NY Vision No. of Units             --        --        --     1,885     2,453     2,590        --        --        --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 11.831013  8.984433 12.172856 16.721411 16.504105 12.617679 12.296448
   Value at End of Year               --        --        -- 12.714680 11.831013  8.984433 12.172856 16.721411 16.504105 12.617679
   Vision No. of Units                --        --        --   377,976   455,384   803,893   910,485 1,165,797   712,544   614,146
   NY Vision No. of Units             --        --        --    48,868    52,972    72,308   108,705   125,721    47,184        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      16.707757 14.828250 13.843354 12.127142  9.392813 12.500000        --        --        --        --
   Value at End of Year        16.829578 16.707757 14.828250 13.843354 12.127142  9.392813        --        --        --        --
   Vision No. of Units             1,769     3,854     4,488    16,145    29,484    32,453        --        --        --        --
   NY Vision No. of Units            256     4,078     4,078     4,112     4,145     4,057        --        --        --        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      20.292736 17.978039 16.754980 14.643345 11.316875 15.388542 19.897782 27.818889 20.612746 16.906185
   Value at End of Year        20.490638 20.292736 17.978039 16.754980 14.643345 11.316875 15.388542 19.897782 27.818889 20.612746
   Vision No. of Units           275,974   342,482   403,495   509,601   668,266   993,635 1,455,900 1,864,188 1,504,828 1,026,177
   NY Vision No. of Units         19,117    24,139    28,675    34,655    40,660    45,797    58,627    77,470    34,965        --

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      14.035185 13.420220 12.542810 11.992594  9.451441 12.500000        --        --        --        --
   Value at End of Year        15.437035 14.035185 13.420220 12.542810 11.992594  9.451441        --        --        --        --
   Vision No. of Units            13,840    14,315    19,130    26,443    66,297    22,072        --        --        --        --
   NY Vision No. of Units         11,547    17,860    17,693    18,034    20,319    18,180        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-04-1996)

Contracts with no Optional Benefits
   Value at Start of Year      19.666681 18.759577 17.497591 16.700075 13.136686 17.667879 23.566248 26.855000 18.869029 14.952186
   Value at End of Year        21.674974 19.666681 18.759577 17.497591 16.700075 13.136686 17.667879 23.566248 26.855000 18.869029
   Vision No. of Units           381,517   471,217   575,634   767,822   982,391 1,338,912 1,858,090 2,396,107 1,884,223 1,713,492
   NY Vision No. of Units         28,599    36,366    44,400    50,841    65,230    77,918   105,241   330,075    40,629        --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      15.894955 14.233062 13.725754 12.051359  8.867339 12.500000        --        --        --        --
   Value at End of Year        16.890577 15.894955 14.233062 13.725754 12.051359  8.867339        --        --        --        --
   Vision No. of Units            50,493    59,105    74,210   124,108    75,496    41,960        --        --        --        --
   NY Vision No. of Units         15,041    15,338    14,380    12,839    14,647    15,498        --        --        --        --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      15.985844 14.291347 13.743516 12.049941  8.853798 12.473142 12.500000        --        --        --
   Value at End of Year        17.032259 15.985844 14.291347 13.743516 12.049941  8.853798 12.473142        --        --        --
   Vision No. of Units            96,838   122,065   137,771   163,474   156,302   106,832    57,736        --        --        --
   NY Vision No. of Units          8,096     8,551    12,630     2,235     3,814     1,632     1,521        --        --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.496843        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      979,439        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    13,403        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.501023        --        --        --        --        --        --        --        --        --
   Vision No. of Units           165,167        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units          8,389        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.480147        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      357,853        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    14,445        --        --        --        --        --        --        --        --        --

AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      19.763469 17.202436 16.395088 15.273687 12.500000        --        --        --        --        --
   Value at End of Year        19.726092 19.763469 17.202436 16.395088 15.273687        --        --        --        --        --
   Vision No. of Units           241,986   307,474   316,180        --        --        --        --        --        --        --
   NY Vision No. of Units          1,300     1,554     1,589     1,464        --        --        --        --        --        --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      13.194197        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.116997        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      563,792        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    10,942        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.993980 12.405025 12.500000        --        --        --        --        --        --        --
   Value at End of Year        13.132858 12.993980 12.405025        --        --        --        --        --        --        --
   Vision No. of Units           193,104    85,603    25,346        --        --        --        --        --        --        --
   NY Vision No. of Units          6,815     3,898     1,723        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      13.148154        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.053770        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      246,067        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     2,675        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.559813        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       96,637        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.560659        --        --        --        --        --        --        --        --        --
   Vision No. of Units             1,588        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.556435        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        5,456        --        --        --        --        --        --        --        --        --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.555190        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       62,185        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.556037        --        --        --        --        --        --        --        --        --
   Vision No. of Units             2,582        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.551819        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       54,878        --        --        --        --        --        --        --        --        --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.203346        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      350,974        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       927        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.207762        --        --        --        --        --        --        --        --        --
   Vision No. of Units            85,606        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units          4,001        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.185710        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      127,617        --        --        --        --        --        --        --        --        --

AMERICAN GLOBAL SMALL CAPITALIZATION - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.475199        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      110,712        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.479711        --        --        --        --        --        --        --        --        --
   Vision No. of Units            31,024        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units          2,291        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.457202        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       44,430        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      21.564724        --        --        --        --        --        --        --        --        --
   Value at End of Year        22.561487        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      258,361        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     4,177        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      20.578065 19.079472 16.780106 15.244028 12.500000        --        --        --        --        --
   Value at End of Year        22.561487 20.578065 19.079472 16.780106 15.244028        --        --        --        --        --
   Vision No. of Units           890,649 1,022,250 1,123,993 1,160,587   516,807        --        --        --        --        --
   NY Vision No. of Units         17,414    20,883    21,735     9,622     4,095        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      21.393338        --        --        --        --        --        --        --        --        --
   Value at End of Year        22.352264        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       80,072        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     1,116        --        --        --        --        --        --        --        --        --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      20.178105        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.867263        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      303,116        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     5,175        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      19.379238 17.188296 16.596120 15.362725 12.500000        --        --        --        --        --
   Value at End of Year        19.867263 19.379238 17.188296 16.596120 15.362725        --        --        --        --        --
   Vision No. of Units           799,164   862,636   960,769   990,232   432,573        --        --        --        --        --
   NY Vision No. of Units         19,498    13,741    18,071     7,914     1,947        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      20.017766        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.683069        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       90,944        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     1,267        --        --        --        --        --        --        --        --        --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.947056        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       84,830        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     1,536        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.951061        --        --        --        --        --        --        --        --        --
   Vision No. of Units            14,354        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units            672        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.931100        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       28,786        --        --        --        --        --        --        --        --        --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      28.470844        --        --        --        --        --        --        --        --        --
   Value at End of Year        31.211299        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      118,877        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     1,922        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      26.637067 22.885476 19.248449 16.480578 12.500000        --        --        --        --        --
   Value at End of Year        31.284032 26.637067 22.885476 19.248449 16.480578        --        --        --        --        --
   Vision No. of Units           464,638   513,743   539,948   514,539   156,117        --        --        --        --        --
   NY Vision No. of Units         19,624    42,613    40,145    28,062     2,201        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      28.244612        --        --        --        --        --        --        --        --        --
   Value at End of Year        30.921939        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       40,140        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       899        --        --        --        --        --        --        --        --        --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.897351        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       71,263        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.902325        --        --        --        --        --        --        --        --        --
   Vision No. of Units           128,997        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units          7,317        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.877464        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       19,318        --        --        --        --        --        --        --        --        --

BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II (FORMERLY CLASS B) SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      17.007332 14.210588 12.500000 12.881154  9.842178 11.311283 12.500000        --        --        --
   Value at End of Year        17.001762 17.007332 14.210588 14.055326 12.881154  9.842178 11.311283        --        --        --
   Vision No. of Units             7,095     9,839    11,022    13,131    20,574    33,330    25,061        --        --        --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II (FORMERLY CLASS B) SHARES
(units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      21.041500 18.985215 12.500000 15.505126 11.051980 14.756455 12.500000        --        --        --
   Value at End of Year        20.481410 21.041500 18.985215 17.507612 15.505126 11.051980 14.756455        --        --        --
   Vision No. of Units             2,795     2,809     6,585    10,647    21,729    25,544    22,157        --        --        --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.300865        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.061698        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        8,758        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      14.424150 13.414252 12.942556 12.090745  9.527205 12.500000        --        --        --        --
   Value at End of Year        15.961624 14.424150 13.414252 12.942556 12.090745  9.527205        --        --        --        --
   Vision No. of Units           215,057   242,362   305,029   315,766   271,540   113,357        --        --        --        --
   NY Vision No. of Units         16,311    17,702    19,513    20,682    23,277    20,765        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      16.139612        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.870353        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        1,742        --        --        --        --        --        --        --        --        --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)

Contracts with no Optional Benefits
   Value at Start of Year      24.215233 22.463880 21.626140 20.165015 15.870738 21.302974 25.365287 26.518360 22.573222 17.859518
   Value at End of Year        26.853044 24.215233 22.463880 21.626140 20.165015 15.870738 21.302974 25.365287 26.518360 22.573222
   Vision No. of Units           986,392 1,158,186 1,443,660 1,830,165 2,422,532 2,744,420   893,770 4,776,229 4,836,159 4,405,818
   NY Vision No. of Units         57,090    91,827   113,966   141,018   162,826   170,749   214,424   221,956   136,325       451

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      14.973322        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.011892        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          508        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      13.420469 13.367255 11.951649 11.124546  8.742892 12.500000        --        --        --        --
   Value at End of Year        14.699512 13.420469 13.367255 11.951649 11.124546  8.742892        --        --        --        --
   Vision No. of Units           148,512   206,778    71,415    39,904    52,237    49,785        --        --        --        --
   NY Vision No. of Units          2,451     2,504     2,623     3,992     4,375     4,564        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      14.927806        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.832329        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          186        --        --        --        --        --        --        --        --        --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year       9.255675  9.201080  8.205412  7.630471  5.991604  8.779269 10.941194 12.500000        --        --
   Value at End of Year        10.160213  9.255675  9.201080  8.205412  7.630471  5.991604  8.779269 10.941194        --        --
   Vision No. of Units           505,200   655,928   171,060   167,361   161,764   200,443   102,052     6,671        --        --
   NY Vision No. of Units         54,107    63,745     4,771     4,992     5,138    10,189     9,792        --        --        --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      17.697264        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.405039        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          189        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      16.827712 14.768328 13.745437 12.500000        --        --        --        --        --        --
   Value at End of Year        14.431459 16.827712 14.768328 13.745437        --        --        --        --        --        --
   Vision No. of Units            33,657    45,835    30,038    12,844        --        --        --        --        --        --
   NY Vision No. of Units            455       455        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      17.591636        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.299909        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,363        --        --        --        --        --        --        --        --        --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year      12.702542 12.462826 12.500000        --        --        --        --        --        --        --
   Value at End of Year        13.250862 12.702542 12.462826        --        --        --        --        --        --        --
   Vision No. of Units            14,809     3,201     2,746        --        --        --        --        --        --        --
   NY Vision No. of Units            696       957       957        --        --        --        --        --        --        --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      15.859648        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.125997        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        3,549        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      15.316601 14.624002 14.055449 12.500000        --        --        --        --        --        --
   Value at End of Year        14.151893 15.316601 14.624002 14.055449        --        --        --        --        --        --
   Vision No. of Units            28,662    43,890    47,644    59,396        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      15.764958        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.022884        --        --        --        --        --        --        --        --        --
   No. of Units                       --        --        --        --        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 13.565799 13.186201 12.500000        --        --        --        --
   Value at End of Year               --        --        -- 13.830617 13.565799 13.186201        --        --        --        --
   Vision No. of Units                --        --        --   626,977   307,153   110,149        --        --        --        --
   NY Vision No. of Units             --        --        --     7,036    11,806    19,518        --        --        --        --

DYNAMIC GROWTH TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      15.797747 14.504882 13.164527 12.164875  9.578097 12.500000        --        --        --        --
   Value at End of Year        16.964468 15.797747 14.504882 13.164527 12.164875  9.578097        --        --        --        --
   Vision No. of Units            22,645    30,312    42,934    51,546    70,072    14,507        --        --        --        --
   NY Vision No. of Units            919     1,274     1,843     2,544     3,289     1,114        --        --        --        --

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year       5.420845  4.963389  4.489166  4.149140  3.269019  4.639280  7.894008 12.500000        --        --
   Value at End of Year         5.825961  5.420845  4.963389  4.489166  4.149140  3.269019  4.639280  7.894008        --        --
   Vision No. of Units           273,048   325,979   375,265   446,081   544,937   368,917   689,704   754,062        --        --
   NY Vision No. of Units         19,764    23,815    24,884    26,877    35,330    51,811    67,198    55,268        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      19.615812 17.903389 16.949671 16.158911 12.500000        --        --        --        --        --
   Value at End of Year        20.013945 19.615812 17.903389 16.949671 16.158911        --        --        --        --        --
   Vision No. of Units            14,288    16,688    11,697    10,133    15,159        --        --        --        --        --
   NY Vision No. of Units          1,630       229        --        --        --        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      14.107436 14.035567 13.607657 12.428445  9.058585 12.500000        --        --        --        --
   Value at End of Year        14.963352 14.107436 14.035567 13.607657 12.428445  9.058585        --        --        --        --
   Vision No. of Units            39,131    74,149    92,732   115,206   144,631    50,857        --        --        --        --
   NY Vision No. of Units          5,020     5,823     5,010     5,135     5,572     6,599        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      19.217988 19.077816 16.949671 16.831817 12.246107 17.585667 22.995348 24.427201 14.310172 14.537900
   Value at End of Year        20.422648 19.217988 19.077816 16.949671 16.831817 12.246107 17.585667 22.995348 24.427201 14.310172
   Vision No. of Units           151,654   209,750   261,571     7,576   444,245   497,297   585,384   666,506   409,471   413,474
   NY Vision No. of Units          9,266    13,592    17,768        --    22,090    29,806    38,326    39,413    12,456        --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      18.278445        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.460563        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       34,594        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     1,222        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      17.738726 15.184057 14.882379 13.202023 10.702893 12.500000        --        --        --        --
   Value at End of Year        17.460563 17.738726 15.184057 14.882379 13.202023 10.702893        --        --        --        --
   Vision No. of Units           381,362   417,195   559,379   658,364   551,993   266,936        --        --        --        --
   NY Vision No. of Units         11,803    14,954    24,179    28,251    39,053    35,671        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      18.097674        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.264776        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        3,552        --        --        --        --        --        --        --        --        --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      33.349708 28.484603 27.864315 24.674518 19.976038 23.419227 23.507739 21.149570 20.794388 19.357272
   Value at End of Year        33.898825 33.349708 28.484603 27.864315 24.674518 19.976038 23.419227 23.507739 21.149570 20.794388
   Vision No. of Units         1,069,998 1,268,036 1,478,399 1,836,252 2,184,808 2,434,014 2,800,396 2,755,008 3,552,301 4,185,547
   NY Vision No. of Units         37,191    41,122    57,637    73,656    80,793    89,060    96,083    70,856    53,746       484

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      18.928040        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.286880        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        1,307        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      19.147497 15.854914 14.702700 13.578107 10.347728 12.500000        --        --        --        --
   Value at End of Year        17.527454 19.147497 15.854914 14.702700 13.578107 10.347728        --        --        --        --
   Vision No. of Units            26,293    40,839    46,075    62,662    84,598    28,348        --        --        --        --
   NY Vision No. of Units          4,910     4,910     9,846    10,075    10,785     4,149        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      18.740880        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.093070        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          886        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       605        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      17.336582 14.314742 13.256232 12.210054  9.292550 11.504833 12.500000        --        --        --
   Value at End of Year        15.888716 17.336582 14.314742 13.256232 12.210054  9.292550 11.504833        --        --        --
   Vision No. of Units            33,413    75,866    58,587    42,217    55,648    53,164    40,991        --        --        --
   NY Vision No. of Units          2,381     2,400     3,984     5,074     7,921     8,769     9,312        --        --        --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.968888        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units    2,068,586        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    21,715        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.972891        --        --        --        --        --        --        --        --        --
   Vision No. of Units            82,173        --        --        --        --        --        --        --        --        --
   NY Vision No. of Units          2,618        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.952894        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      792,611        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    34,596        --        --        --        --        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      18.294403        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.048958        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       51,725        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      17.850530 15.884823 14.855745 13.552445 10.633144 12.500000        --        --        --        --
   Value at End of Year        18.236957 17.850530 15.884823 14.855745 13.552445 10.633144        --        --        --        --
   Vision No. of Units           285,654   340,272   338,545   349,644   159,722   168,678        --        --        --        --
   NY Vision No. of Units          9,699    14,291    16,686    16,631    19,005    23,382        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      18.113496        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.846600        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        7,325        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       862        --        --        --        --        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      16.195064 14.377102 13.428205 12.211223  9.561490 11.600607 12.500000        --        --        --
   Value at End of Year        16.572136 16.195064 14.377102 13.428205 12.211223  9.561490 11.600607        --        --        --
   Vision No. of Units           389,931   478,236   451,258   498,598   485,553   472,250   402,879        --        --        --
   NY Vision No. of Units         10,058    14,284    21,539    20,870    18,049    17,183    14,874        --        --        --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.748984        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.679186        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       34,228        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       382        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      15.308258 13.737958 13.183540 11.911549  9.575126 12.500000        --        --        --        --
   Value at End of Year        15.789675 15.308258 13.737958 13.183540 11.911549  9.575126        --        --        --        --
   Vision No. of Units            57,641    77,742    59,593    44,325    50,888    34,214        --        --        --        --
   NY Vision No. of Units          4,769     4,769     4,769     4,769     4,769     5,528        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      16.583366        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.492195        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        5,906        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       777        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year      12.388848 11.096081 10.621190  9.578808  7.702576 10.197351 11.970334 12.500000        --        --
   Value at End of Year        12.810371 12.388848 11.096081 10.621190  9.578808  7.702576 10.197351 11.970334        --        --
   Vision No. of Units           232,487   201,040   155,536   165,932   155,509   154,553   189,245   139,120        --        --
   NY Vision No. of Units         23,189    25,804    35,083    32,616    33,063    39,408    39,130    16,194        --        --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.703456        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.850183        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       31,306        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      17.397156 16.832660 18.331732 16.932377 14.946973 12.500000        --        --        --        --
   Value at End of Year        18.710557 17.397156 16.832660 18.331732 16.932377 14.946973        --        --        --        --
   Vision No. of Units           202,407   229,728   233,723   251,657   253,347    51,768        --        --        --        --
   NY Vision No. of Units          2,979     3,308     3,949     4,489    25,201     4,513        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      16.538277        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.650067        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       13,781        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       581        --        --        --        --        --        --        --        --        --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      18.619642 17.981109 19.559001 18.037496 15.890969 13.448939 13.602454 13.599529 14.814388 13.995892
   Value at End of Year        20.077481 18.619642 17.981109 19.559001 18.037496 15.890969 13.448939 13.602454 13.599529 14.814388
   Vision No. of Units           272,828   291,817   324,726   390,565   442,153   512,220   501,280   669,974   811,094 1,028,813
   NY Vision No. of Units          7,535     6,705     9,975     9,675    13,477    19,089    11,653     9,892     1,655        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      18.425388 15.596883 14.349048 12.737013 10.177657 12.500000        --        --        --        --
   Value at End of Year        18.320655 18.425388 15.596883 14.349048 12.737013 10.177657        --        --        --        --
   Vision No. of Units            34,445    49,969    84,594    36,463    31,579    13,122        --        --        --        --
   NY Vision No. of Units            409     6,833     4,087     3,959     4,080     1,664        --        --        --        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      25.214625 21.303555 19.560024 17.329337 13.821990 17.371743 21.049744 19.073534 18.706100 16.941296
   Value at End of Year        25.131381 25.214625 21.303555 19.560024 17.329337 13.821990 17.371743 21.049744 19.073534 18.706100
   Vision No. of Units           532,728   626,671   748,026   920,910 1,101,875 1,447,445 1,887,937 2,517,490 3,184,751 3,552,566
   NY Vision No. of Units          5,563     8,922    10,492    18,431    18,219    22,268    28,755    35,095    28,618     1,354

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
8-04-2003)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 13.915189 12.500000        --        --        --        --        --
   Value at End of Year               --        --        -- 13.933872 13.915189        --        --        --        --        --
   Vision No. of Units                --        --        --     1,553     1,643        --        --        --        --        --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      20.355706        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.774442        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        7,640        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      16.972950 15.951784 14.424059 12.746949  9.534743 12.500000        --        --        --        --
   Value at End of Year        19.605936 16.972950 15.951784 14.424059 12.746949  9.534743        --        --        --        --
   Vision No. of Units            58,685    68,724   158,246    76,765    67,235    38,137        --        --        --        --
   NY Vision No. of Units          7,032     7,602     9,684     7,929     9,882    13,977        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      20.154355        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.530253        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          544        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       230        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      17.203115 16.137302 14.563722 12.840795  9.583435 13.390760 12.500000        --        --        --
   Value at End of Year        19.910780 17.203115 16.137302 14.563722 12.840795  9.583435 13.390760        --        --        --
   Vision No. of Units           102,035   143,212   147,017   126,965   106,687    88,761    84,836        --        --        --
   NY Vision No. of Units          2,575     4,890     4,908     6,307     6,486     7,703     6,312        --        --        --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.512965        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          373        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.516806        --        --        --        --        --        --        --        --        --
   Vision No. of Units             1,649        --        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.497563        --        --        --        --        --        --        --        --        --
   No. of Units                       --        --        --        --        --        --        --        --        --        --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      17.751739        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.123127        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       26,942        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      16.730415 15.428438 15.145567 13.891244 11.370655 12.500000        --        --        --        --
   Value at End of Year        16.679296 16.730415 15.428438 15.145567 13.891244 11.370655        --        --        --        --
   Vision No. of Units           176,746   257,457   401,113   542,954   664,643   226,737        --        --        --        --
   NY Vision No. of Units          7,681     8,495     8,769    87,846    89,688    16,918        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      17.576207        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.931163        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        5,256        --        --        --        --        --        --        --        --        --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      16.805267 15.479357 15.175076 13.891585 11.348366 12.388789 13.326181 14.881850 14.008370 13.856003
   Value at End of Year        16.799171 16.805267 15.479357 15.175076 13.891585 11.348366 12.388789 13.326181 14.881850 14.008370
   Vision No. of Units           443,482   641,757   731,065 1,001,655 1,482,535 1,257,647 1,275,973 1,288,639 1,590,415 1,976,302
   NY Vision No. of Units         17,232    22,718    32,634    52,643    55,969    29,255    29,692    30,810    28,143     1,070

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.109735        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.504641        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       12,179        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      15.122225 14.179404 13.730294 12.995332 10.461390 12.500000        --        --        --        --
   Value at End of Year        15.008378 15.122225 14.179404 13.730294 12.995332 10.461390        --        --        --        --
   Vision No. of Units           210,564   241,517   387,862   722,579   365,710   155,089        --        --        --        --
   NY Vision No. of Units          4,200     3,823     5,004     9,125     6,918     5,749        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      15.950425        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.330796        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,606        --        --        --        --        --        --        --        --        --

INCOME & VALUE TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      22.222596 20.790265 20.086607 18.972143 15.248938 18.440571 18.566934 17.986686 16.824988 14.861563
   Value at End of Year        22.099604 22.222596 20.790265 20.086607 18.972143 15.248938 18.440571 18.566934 17.986686 16.824988
   Vision No. of Units           657,225   803,947 1,116,003 1,930,442 1,467,293 1,571,039 1,632,689 1,567,360 1,897,746 1,669,568
   NY Vision No. of Units         26,049    32,378    39,199    41,380    35,927    36,569    37,278    25,707    14,561        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      14.053132        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.125913        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      307,933        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       440        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      13.491510 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year        14.139189 13.491510        --        --        --        --        --        --        --        --
   Vision No. of Units            14,857       561        --        --        --        --        --        --        --        --
   NY Vision No. of Units          3,089     3,089        --        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      14.019136        --        --        --        --        --        --        --        --        --
   Value at End of Year        14.072914        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       26,480        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     4,078        --        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      21.101994        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.396118        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        4,786        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      20.207740 16.484777 14.483618 12.765244  9.962987 12.500000        --        --        --        --
   Value at End of Year        22.088298 20.207740 16.484777 14.483618 12.765244  9.962987        --        --        --        --
   Vision No. of Units            78,374   113,065   106,440   121,899   141,210    70,159        --        --        --        --
   NY Vision No. of Units          3,923     3,923     3,923     3,923     4,315    10,725        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      20.893311        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.156220        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,629        --        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      18.108996 14.754587 12.936882 11.378475  8.879457 11.527320 14.938063 18.202233 14.265882 12.620816
   Value at End of Year        19.845136 18.108996 14.754587 12.936882 11.378475  8.879457 11.527320 14.938063 18.202233 14.265882
   Vision No. of Units           315,625   329,997   349,025   423,479   467,360   531,428   683,631   890,893   171,067   594,123
   NY Vision No. of Units         22,986    25,344    28,480    31,133    36,051    50,304    66,048    58,998    15,682        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year      20.626678 16.740309 14.621376 12.500000        --        --        --        --        --        --
   Value at End of Year        23.363563 20.626678 16.740309 14.621376        --        --        --        --        --        --
   Vision No. of Units            23,231    49,177    44,202    51,456        --        --        --        --        --        --
   NY Vision No. of Units         25,262        --       335       362        --        --        --        --        --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year      20.736074 16.798844 14.644673 12.500000        --        --        --        --        --        --
   Value at End of Year        23.540445 20.736074 16.798844 14.644673        --        --        --        --        --        --
   Vision No. of Units            38,182    54,512    26,628    26,406        --        --        --        --        --        --
   NY Vision No. of Units          3,513     6,715     4,181     3,202        --        --        --        --        --        --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      19.392081        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.996964        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       11,663        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       153        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      18.698360 15.341517 12.500000        --        --        --        --        --        --        --
   Value at End of Year        22.026318 18.698360 15.341517        --        --        --        --        --        --        --
   Vision No. of Units            71,855    53,851    78,604        --        --        --        --        --        --        --
   NY Vision No. of Units          4,051     2,151     1,837        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      19.314835        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.880081        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units           45        --        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      26.987041        --        --        --        --        --        --        --        --        --
   Value at End of Year        26.110792        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       11,667        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      25.044797 19.960658 18.468207 15.534502 10.206568 12.500000        --        --        --        --
   Value at End of Year        27.070792 25.044797 19.960658 18.468207 15.534502 10.206568        --        --        --        --
   Vision No. of Units            20,340    30,137    35,517    77,862    41,614    11,914        --        --        --        --
   NY Vision No. of Units          2,676     2,417     2,417       379       379     1,343        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      26.720254        --        --        --        --        --        --        --        --        --
   Value at End of Year        25.818119        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          608        --        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-04-1996)

Contracts with no Optional Benefits
   Value at Start of Year      25.522666 20.313661 18.755616 15.750610 10.334358 12.616712 18.618300 26.718058 14.687879 13.348864
   Value at End of Year        27.646646 25.522666 20.313661 18.755616 15.750610 10.334358 12.616712 18.618300 26.718058 14.687879
   Vision No. of Units           218,424   222,864   232,787   278,172   330,568   384,375   540,914   680,580   677,004   604,725
   NY Vision No. of Units          6,124     8,264    10,888    11,835    14,245    16,177    24,022    33,039     9,893        --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      24.216311        --        --        --        --        --        --        --        --        --
   Value at End of Year        24.557093        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       29,211        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       537        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      24.168284 19.005873 17.515517 14.671519 10.320663 12.500000        --        --        --        --
   Value at End of Year        24.557093 24.168284 19.005873 17.515517 14.671519 10.320663        --        --        --        --
   Vision No. of Units           247,548   314,031   339,694   339,281   287,672   140,320        --        --        --        --
   NY Vision No. of Units          7,540     8,897    11,350    11,462    12,726    12,021        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      23.976873        --        --        --        --        --        --        --        --        --
   Value at End of Year        24.281790        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        1,576        --        --        --        --        --        --        --        --        --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year      19.960650 15.658687 14.400513 12.045466  8.453467 10.459987 11.813131 12.838810 12.500000        --
   Value at End of Year        21.502622 19.960650 15.658687 14.400513 12.045466  8.453467 10.459987 11.813131 12.838810        --
   Vision No. of Units           744,010   867,625   974,772   593,672   582,158   530,589   385,434   272,914   138,371        --
   NY Vision No. of Units         43,058    53,159    68,605    43,527    53,622    53,904    46,660    26,480    13,082        --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      14.955876        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.345332        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       48,533        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     1,266        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      14.857266 14.612716 14.560248 14.145464 13.410129 12.500000        --        --        --        --
   Value at End of Year        15.477902 14.857266 14.612716 14.560248 14.145464 13.410129        --        --        --        --
   Vision No. of Units           168,568   190,439   215,659   247,442   281,976   156,957        --        --        --        --
   NY Vision No. of Units          2,672     4,753     4,812     3,843     8,656    18,757        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      14.807970        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.173291        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       13,220        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      17.603593 17.279213 17.177225 16.662143 15.783782 14.596065 13.826642 12.847911 13.299876 12.435620
   Value at End of Year        18.388651 17.603593 17.279213 17.177225 16.662143 15.783782 14.596065 13.826642 12.847911 13.299876
   Vision No. of Units           453,424   506,122   628,155   798,147 1,139,573 1,432,532 1,480,378 1,452,401 1,767,833 1,647,840
   NY Vision No. of Units         24,953    27,252    36,839    41,763    45,530    54,944    57,938    39,894    33,538        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        -- 12.285043 11.782886  9.564734 12.500000        --        --        --        --
   Value at End of Year               --        -- 12.081617 12.285043 11.782886  9.564734        --        --        --        --
   Vision No. of Units                --        --   238,553   236,187   213,984   132,272        --        --        --        --
   NY Vision No. of Units             --        --     2,043     4,764     6,627     7,377        --        --        --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year             --        -- 15.587143 14.925307 12.107110 15.950869 19.733542 23.393391 18.982681 16.200363
   Value at End of Year               --        -- 15.370201 15.587143 14.925307 12.107110 15.950869 19.733542 23.393391 18.982681
   Vision No. of Units                --        --   410,266   551,641   759,499 1,017,672 1,171,728 1,348,757   797,949   537,933
   NY Vision No. of Units             --        --    49,250    61,761    70,296    81,884   111,949   120,286    62,552        --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year      15.464239 13.771538 12.500000        --        --        --        --        --        --        --
   Value at End of Year        15.403139 15.464239 13.771538        --        --        --        --        --        --        --
   Vision No. of Units           713,443     3,172     3,940        --        --        --        --        --        --        --
   NY Vision No. of Units         16,894        --        --        --        --        --        --        --        --        --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      24.328781 21.366136 18.844382 15.764264 12.500000        --        --        --        --        --
   Value at End of Year        24.929139 24.328781 21.366136 18.844382 15.764264        --        --        --        --        --
   Vision No. of Units            90,316   128,608   127,149    73,304    15,171        --        --        --        --        --
   NY Vision No. of Units          6,962     8,542     4,356       718        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      19.754101        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.850108        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       23,380        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      18.641126 16.451344 15.138919 13.261867  9.993367 12.500000        --        --        --        --
   Value at End of Year        19.875931 18.641126 16.451344 15.138919 13.261867  9.993367        --        --        --        --
   Vision No. of Units            65,924    73,302   103,371   160,954    68,010    62,892        --        --        --        --
   NY Vision No. of Units         22,194    23,145    24,542    28,234    15,525    15,674        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      19.555874        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.627538        --        --        --        --        --        --        --        --        --
   No. of Units                       --        --        --        --        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Contracts with no Optional Benefits
   Value at Start of Year      18.350949 16.157401 14.846236 13.005463  9.800163 12.565579 14.799593 15.855076 14.064128 13.635694
   Value at End of Year        19.592323 18.350949 16.157401 14.846236 13.005463  9.800163 12.565579 14.799593 15.855076 14.064128
   Vision No. of Units           408,141   530,871   546,126   796,365   834,546   284,125   304,233   260,737   190,056   311,375
   NY Vision No. of Units         15,357    18,864    16,949    21,632    20,110    20,490    23,384    23,564    11,343        --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      18.654383        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.688431        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units    2,658,693        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    25,361        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      17.683960 15.979079 15.209160 13.634469 11.180582 12.500000        --        --        --        --
   Value at End of Year        18.482582 17.683960 15.979079 15.209160 13.634469 11.180582        --        --        --        --
   Vision No. of Units         3,456,548 3,977,867 3,988,435 3,896,603 1,398,810   324,034        --        --        --        --
   NY Vision No. of Units        105,543   122,863   132,808   148,962   138,369   123,526        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      18.469912        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.478899        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units    1,095,605        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    46,433        --        --        --        --        --        --        --        --        --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Contracts with no Optional Benefits
   Value at Start of Year      21.428160 19.323172 18.378638 16.463825 13.500740 15.242085 16.274494 16.136115 14.591457 14.031517
   Value at End of Year        22.439424 21.428160 19.323172 18.378638 16.463825 13.500740 15.242085 16.274494 16.136115 14.591457
   Vision No. of Units         2,894,254 3,039,265 3,007,734 2,245,687 2,312,644 2,138,855 2,390,780 1,782,717 1,938,056 2,829,572
   NY Vision No. of Units         85,317   101,319   118,448   127,182   118,939   115,952   138,316   124,591    40,993        --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.072630        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.209057        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      551,217        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     7,072        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      15.778569 14.834829 14.669371 13.744482 12.526309 12.500000        --        --        --        --
   Value at End of Year        16.321823 15.778569 14.834829 14.669371 13.744482 12.526309        --        --        --        --
   Vision No. of Units         1,091,111 1,224,769 1,475,239 1,572,124   906,925   432,867        --        --        --        --
   NY Vision No. of Units          6,606     6,606    10,162    10,162    10,886     8,852        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      15.913669        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.027304        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      148,631        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     9,185        --        --        --        --        --        --        --        --        --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Contracts with no Optional Benefits
   Value at Start of Year      20.864642 19.560572 19.327860 18.096503 16.492074 16.482670 16.235059 15.324704 14.950846 13.790807
   Value at End of Year        21.625223 20.864642 19.560572 19.327860 18.096503 16.492074 16.482670 16.235059 15.324704 14.950846
   Vision No. of Units           491,684   509,041   649,214   978,657   788,284   849,528   872,201   715,952   847,076   840,562
   NY Vision No. of Units         53,289     7,241    13,790    44,999    88,671    88,577    94,167     4,840    36,541        --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      19.083898        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.160985        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units    3,042,759        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units   205,379        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      17.989081 16.143470 15.124169 13.417365 10.537942 12.500000        --        --        --        --
   Value at End of Year        18.977428 17.989081 16.143470 15.124169 13.417365 10.537942        --        --        --        --
   Vision No. of Units         1,301,870 1,525,517 1,880,873 2,426,711   721,435   221,186        --        --        --        --
   NY Vision No. of Units          7,797    15,380    12,849     6,730     3,680     6,080        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      18.895156        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.946131        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units    1,053,850        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    87,622        --        --        --        --        --        --        --        --        --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Contracts with no Optional Benefits
   Value at Start of Year      20.311120 18.192018 17.019485 15.100432 11.849829 14.315720 16.001947 16.767184 14.623605 13.998474
   Value at End of Year        21.479795 20.311120 18.192018 17.019485 15.100432 11.849829 14.315720 16.001947 16.767184 14.623605
   Vision No. of Units         1,370,515 1,492,173 1,682,350 1,662,034 1,661,216 1,661,556 1,755,365 1,530,745 1,578,492 2,386,030
   NY Vision No. of Units         64,243    52,975    62,458   113,529    93,799    93,684   106,017   112,391    80,481        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      17.190766        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.202429        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      768,241        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    18,497        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      16.631475 15.345154 14.999837 13.733715 11.849812 12.500000        --        --        --        --
   Value at End of Year        17.189671 16.631475 15.345154 14.999837 13.733715 11.849812        --        --        --        --
   Vision No. of Units         1,333,395 1,450,423 1,597,380 1,520,077   696,254   214,501        --        --        --        --
   NY Vision No. of Units          9,624    19,016    56,039    58,618    57,871    66,815        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      17.020770        --        --        --        --        --        --        --        --        --
   Value at End of Year        17.009566        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      257,953        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    15,286        --        --        --        --        --        --        --        --        --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Contracts with no Optional Benefits
   Value at Start of Year      21.252207 19.566797 19.098413 17.486321 15.087623 15.984331 16.431521 16.021927 15.096548 13.981923
   Value at End of Year        22.008601 21.252207 19.566797 19.098413 17.486321 15.087623 15.984331 16.431521 16.021927 15.096548
   Vision No. of Units         1,138,387 1,305,781 1,323,108   966,969   947,069   964,958 1,131,984 1,111,820 1,272,100 1,502,576
   NY Vision No. of Units         30,588    40,633    40,520    60,993    50,413    50,067    57,465    14,462     7,292        --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year             --        -- 16.990840 15.135149 12.500000        --        --        --        --        --
   Value at End of Year               --        -- 17.697987 16.990840 15.135149        --        --        --        --        --
   Vision No. of Units                --        --    88,884    92,929    67,285        --        --        --        --        --
   NY Vision No. of Units             --        --       814       897     1,699        --        --        --        --        --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      19.250695        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.724370        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        4,485        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      18.588250 17.266146 15.701105 13.803063 10.446948 12.500000        --        --        --        --
   Value at End of Year        19.622979 18.588250 17.266146 15.701105 13.803063 10.446948        --        --        --        --
   Vision No. of Units            45,406    57,009    54,005    70,577    67,822    36,288        --        --        --        --
   NY Vision No. of Units          3,999    23,534    23,565    25,633    26,433     2,341        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      19.060317        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.514422        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          136        --        --        --        --        --        --        --        --        --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year      19.164306 17.757013 16.114510 14.144608 10.685918 12.805647 13.250096 12.500000        --        --
   Value at End of Year        20.264949 19.164306 17.757013 16.114510 14.144608 10.685918 12.805647 13.250096        --        --
   Vision No. of Units           140,521   164,047   134,915   155,072   161,869   189,866   294,269   196,940        --        --
   NY Vision No. of Units          3,038     4,167     5,408     4,702     7,459     4,194     4,310     1,239        --        --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.488617        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        3,345        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.492455        --        --        --        --        --        --        --        --        --
   Vision No. of Units               371        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year        11.473251        --        --        --        --        --        --        --        --        --
   No. of Units                       --        --        --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      22.087285        --        --        --        --        --        --        --        --        --
   Value at End of Year        25.013074        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       15,676        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      19.634726 17.616489 15.651048 13.399635  9.595389 12.500000        --        --        --        --
   Value at End of Year        23.821451 19.634726 17.616489 15.651048 13.399635  9.595389        --        --        --        --
   Vision No. of Units           130,148   169,151   195,743   208,908   151,270    79,684        --        --        --        --
   NY Vision No. of Units          9,497    12,055     4,524     2,210     3,814     4,223        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      21.868874        --        --        --        --        --        --        --        --        --
   Value at End of Year        24.732638        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        1,635        --        --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year      16.197229 14.501747 12.867467 10.989664  7.849726 10.305876 11.772795 12.462837 12.500000        --
   Value at End of Year        19.686116 16.197229 14.501747 12.867467 10.989664  7.849726 10.305876 11.772795 12.462837        --
   Vision No. of Units           503,019   582,739   696,997   427,221   395,828   424,963   503,631   578,523   142,342        --
   NY Vision No. of Units         48,181    63,951    75,954    42,316    43,971    43,403    49,666    49,940    24,424        --

MID CAP VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      20.071809 18.213594 17.182183 14.063217 11.425215 12.500000        --        --        --        --
   Value at End of Year        18.766813 20.071809 18.213594 17.182183 14.063217 11.425215        --        --        --        --
   Vision No. of Units           220,373   273,372   373,347   413,332   335,931   173,206        --        --        --        --
   NY Vision No. of Units          8,134    11,732    12,101    12,539    18,429    20,734        --        --        --        --

MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      20.272240 18.356318 17.278144 14.113941 11.446104 12.945151 12.500000        --        --        --
   Value at End of Year        20.077281 20.272240 18.356318 17.278144 14.113941 11.446104 12.945151        --        --        --
   Vision No. of Units           262,884   319,673   409,690   475,204   466,848   494,726   205,014        --        --        --
   NY Vision No. of Units          9,010    16,743    33,506    34,470    29,242    32,459    15,970        --        --        --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      16.484199 13.958589        --        --        --        --        --        --        --        --
   Value at End of Year        16.262812 16.484199 13.958589        --        --        --        --        --        --        --
   Vision No. of Units            50,251    41,998        --        --        --        --        --        --        --        --
   NY Vision No. of Units            289       282        --        --        --        --        --        --        --        --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      12.648761        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.858525        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units      693,505        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units    67,194        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      12.540461 12.230815 12.135513 12.263567 12.420152 12.500000        --        --        --        --
   Value at End of Year        12.858525 12.540461 12.230815 12.135513 12.263567 12.420152        --        --        --        --
   Vision No. of Units           689,415   553,669   670,725   824,056 1,255,532 2,898,318        --        --        --        --
   NY Vision No. of Units         58,730     9,590    12,376    16,272    41,698   151,388        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.523645        --        --        --        --        --        --        --        --        --
   Value at End of Year        12.714328        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       66,601        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     7,802        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MONEY MARKET TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      13.062034 12.714084 12.589853 12.697270 12.833898 12.895798 12.657686 12.153141 11.811952 11.427217
   Value at End of Year        13.433220 13.062034 12.714084 12.589853 12.697270 12.833898 12.895798 12.657686 12.153141 11.811952
   Vision No. of Units         1,164,520 1,024,212 1,348,979 1,434,944 2,477,371 5,335,796 8,644,409 6,958,760 9,395,358 5,223,565
   NY Vision No. of Units         66,046    75,237    73,924    84,693   117,896   545,386   674,712   260,260   125,081        --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      41.756281        --        --        --        --        --        --        --        --        --
   Value at End of Year        51.706546        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        9,680        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units     2,053        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      37.521393 31.256944 21.701596 17.786425 12.500000        --        --        --        --        --
   Value at End of Year        51.827047 37.521393 31.256944 21.701596 17.786425        --        --        --        --        --
   Vision No. of Units           166,154   144,402   203,251   147,471   110,351        --        --        --        --        --
   NY Vision No. of Units          6,398     6,283     8,384     2,862        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      21.724907        --        --        --        --        --        --        --        --        --
   Value at End of Year        51.227337        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        1,411        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       199        --        --        --        --        --        --        --        --        --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      17.811590 15.134751 12.500000        --        --        --        --        --        --        --
   Value at End of Year        19.657624 17.811590 15.134751        --        --        --        --        --        --        --
   Vision No. of Units             4,978     8,223     4,463        --        --        --        --        --        --        --
   NY Vision No. of Units            846     1,119       186        --        --        --        --        --        --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 14.150722 10.010302 12.500000        --        --        --        --
   Value at End of Year               --        --        -- 15.528252 14.150722 10.010302        --        --        --        --
   Vision No. of Units                --        --        --    98,213    50,276    32,927        --        --        --        --
   NY Vision No. of Units             --        --        --     3,700     2,501     1,240        --        --        --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1995)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 11.418499  8.070566 10.444462 13.458771 16.833813 12.168562 11.460078
   Value at End of Year               --        --        -- 12.555243 11.418499  8.070566 10.444462 13.458771 16.833813 12.168562
   Vision No. of Units                --        --        --   700,386   873,347 1,181,755 1,595,282 1,966,967 1,593,099 1,449,574
   NY Vision No. of Units             --        --        --    38,366    41,148    48,767    67,021    74,782    26,271        --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      21.724907        --        --        --        --        --        --        --        --        --
   Value at End of Year        22.619368        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          977        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       293        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      22.844730 20.937537 16.970541 14.772045 10.687117 12.500000        --        --        --        --
   Value at End of Year        24.456090 22.844730 20.937537 16.970541 14.772045 10.687117        --        --        --        --
   Vision No. of Units            40,266    61,597   145,170    62,438   136,272    19,570        --        --        --        --
   NY Vision No. of Units             --        --        --        --        --       919        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      21.510127        --        --        --        --        --        --        --        --        --
   Value at End of Year        22.365846        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        4,490        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      13.522547 12.379492 10.007594  8.703482  6.287752  7.308701  9.126236 12.267100  7.656925  8.160547
   Value at End of Year        14.515980 13.522547 12.379492 10.007594  8.703482  6.287752  7.308701  9.126236 12.267100  7.656925
   Vision No. of Units           127,058   150,011   215,202   180,270   256,807   249,577   324,465   396,096   382,167   187,393
   NY Vision No. of Units          5,883     7,728     6,441     6,466     5,592     5,239    10,087    12,724    11,339        --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)

Contracts with no Optional Benefits
   Value at Start of Year      14.815439 14.431816 13.848564 12.500000        --        --        --        --        --        --
   Value at End of Year        15.737687 14.815439 14.431816 13.848564        --        --        --        --        --        --
   Vision No. of Units            84,657   121,451   166,206   133,379        --        --        --        --        --        --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      20.901763 18.491562 17.347808 15.380200 12.500000        --        --        --        --        --
   Value at End of Year        21.291677 20.901763 18.491562 17.347808 15.380200        --        --        --        --        --
   Vision No. of Units             2,206     2,575     4,723     4,994        --        --        --        --        --        --
   NY Vision No. of Units            461        --        --        --        --        --        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      17.428477 17.071006 15.305359 13.199297  9.700786 12.500000        --        --        --        --
   Value at End of Year        16.765997 17.428477 17.071006 15.305359 13.199297  9.700786        --        --        --        --
   Vision No. of Units             3,059     4,064     8,867     8,412     5,550     2,382        --        --        --        --
   NY Vision No. of Units            573       573     3,565     3,565     3,565     3,565        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      13.916118 13.590692 12.159586 10.458280  7.674908 10.087326 12.500000        --        --        --
   Value at End of Year        13.403011 13.916118 13.590692 12.159586 10.458280  7.674908 10.087326        --        --        --
   Vision No. of Units            17,669    21,640    31,743    28,092    29,363    31,429    23,870        --        --        --
   NY Vision No. of Units          1,349     1,349     1,724       670       554       993        --        --        --        --

QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year      18.482234 15.521468 14.500571 12.500000        --        --        --        --        --        --
   Value at End of Year        17.197522 18.482234 15.521468 14.500571        --        --        --        --        --        --
   Vision No. of Units             7,148     7,590     1,640       633        --        --        --        --        --        --
   NY Vision No. of Units          1,520     1,010     1,010        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      31.654231        --        --        --        --        --        --        --        --        --
   Value at End of Year        25.765825        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        3,046        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      33.503097 24.712132 22.499805 17.360006 12.702902 12.500000        --        --        --        --
   Value at End of Year        25.765825 33.503097 24.712132 22.499805 17.360006 12.702902        --        --        --        --
   Vision No. of Units            86,899   121,103   132,641   180,758   136,270    85,296        --        --        --        --
   NY Vision No. of Units          2,813     2,866     3,055     3,941     7,255     5,111        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      31.341368        --        --        --        --        --        --        --        --        --
   Value at End of Year        25.477044        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,303        --        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      37.302639 27.458274 24.956417 19.215936 14.039348 13.913544 13.714476 11.090818 12.255908 14.912035
   Value at End of Year        30.961424 37.302639 27.458274 24.956417 19.215936 14.039348 13.913544 13.714476 11.090818 12.255908
   Vision No. of Units           197,798   283,019   322,839   413,969   400,211   427,824   412,548   535,030   360,400   485,218
   NY Vision No. of Units          9,058     9,788    12,134    11,992    13,691    14,770    11,794    11,808     3,790        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      13.598918 13.797933 13.858598 12.958589 12.500000        --        --        --        --        --
   Value at End of Year        14.824786 13.598918 13.797933 13.858598 12.958589        --        --        --        --        --
   Vision No. of Units           414,976   529,778   669,415   612,969   542,668        --        --        --        --        --
   NY Vision No. of Units          8,261    11,702    17,506     9,481     2,009        --        --        --        --        --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      14.637791        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.564084        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          416        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       268        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      11.225213 10.829359 10.811722 10.906148  7.368796 12.500000        --        --        --        --
   Value at End of Year        13.168256 11.225213 10.829359 10.811722 10.906148  7.368796        --        --        --        --
   Vision No. of Units            65,770    60,175    69,235    91,131    70,316    24,609        --        --        --        --
   NY Vision No. of Units          1,317     4,287     4,376     4,517    10,328     5,432        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      14.493013        --        --        --        --        --        --        --        --        --
   Value at End of Year        16.378349        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,268        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       292        --        --        --        --        --        --        --        --        --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      12.581250 12.120661 12.070466 12.165419  8.223253 14.113845 24.427405 37.660683 19.191525 13.613317
   Value at End of Year        14.795398 12.581250 12.120661 12.070466 12.165419  8.223253 14.113845 24.427405 37.660683 19.191525
   Vision No. of Units           436,962   523,646   725,528   968,741 1,228,091 1,346,234 2,600,607 2,552,025 1,876,212   888,003
   NY Vision No. of Units         39,983    50,775    67,656    79,386    95,288    95,974   134,829   154,704    74,837        --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      18.405468        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.664892        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       10,546        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      17.596843 15.800825 12.500000        --        --        --        --        --        --        --
   Value at End of Year        19.691111 17.596843 15.800825        --        --        --        --        --        --        --
   Vision No. of Units            85,282    52,526    22,646        --        --        --        --        --        --        --
   NY Vision No. of Units          1,385     1,274     1,107        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      18.332132        --        --        --        --        --        --        --        --        --
   Value at End of Year        19.560362        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          150        --        --        --        --        --        --        --        --        --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      19.026705 16.483014 16.158254 14.025090  9.810708 12.500000        --        --        --        --
   Value at End of Year        18.274060 19.026705 16.483014 16.158254 14.025090  9.810708        --        --        --        --
   Vision No. of Units            42,185    57,870    58,758   101,662    77,612    43,466        --        --        --        --
   NY Vision No. of Units          6,327    25,430    26,111    29,092    29,216     3,468        --        --        --        --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year      17.466510 15.097565 14.773203 12.801395  8.926733 11.557294 11.577217 12.500000        --        --
   Value at End of Year        16.807315 17.466510 15.097565 14.773203 12.801395  8.926733 11.557294 11.577217        --        --
   Vision No. of Units            46,040    71,913    86,101    97,327   146,643   115,474   200,286    22,709        --        --
   NY Vision No. of Units          1,840     3,706     3,715     7,830     6,228    10,567     3,898       363        --        --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      24.976439        --        --        --        --        --        --        --        --        --
   Value at End of Year        22.153013        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          121        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year      24.487386 22.591391 21.342308 17.291875 12.500000        --        --        --        --        --
   Value at End of Year        22.204676 24.487386 22.591391 21.342308 17.291875        --        --        --        --        --
   Vision No. of Units            48,711    55,347    75,378    17,925   386,109        --        --        --        --        --
   NY Vision No. of Units            754       769     1,657        43        43        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      24.777930        --        --        --        --        --        --        --        --        --
   Value at End of Year        21.947552        --        --        --        --        --        --        --        --        --
   No. of Units                       --        --        --        --        --        --        --        --        --        --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      24.577935 22.620826        --        --        --        --        --        --        --        --
   Value at End of Year        22.321982 24.577935 22.620826        --        --        --        --        --        --        --
   Vision No. of Units           114,247   140,070        --        --        --        --        --        --        --        --
   NY Vision No. of Units         10,529    14,065        --        --        --        --        --        --        --        --

SMALL CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year      14.944698 14.144604        --        --        --        --        --        --        --        --
   Value at End of Year        14.741241 14.944698 14.144604        --        --        --        --        --        --        --
   Vision No. of Units               814     3,074        --        --        --        --        --        --        --        --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      17.796878        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.857185        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       11,767        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      16.666922 14.234274 12.500000        --        --        --        --        --        --        --
   Value at End of Year        15.878329 16.666922 14.234274        --        --        --        --        --        --        --
   Vision No. of Units           123,900   142,919    70,587        --        --        --        --        --        --        --
   NY Vision No. of Units          3,918     1,219       807        --        --        --        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      17.725951        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.772875        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          455        --        --        --        --        --        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 12.901400  9.393008 12.500000        --        --        --        --
   Value at End of Year               --        --        -- 13.581778 12.901400  9.393008        --        --        --        --
   Vision No. of Units                --        --        --   143,207   101,421    94,465        --        --        --        --
   NY Vision No. of Units             --        --        --     2,757     4,236    19,978        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 12.133841  8.829509 12.058116 12.549695 15.895877 12.500000        --
   Value at End of Year               --        --        -- 12.793206 12.133841  8.829509 12.058116 12.549695 15.895877        --
   Vision No. of Units                --        --        --   352,041   390,632   546,737   582,591   760,889   130,739        --
   NY Vision No. of Units             --        --        --    25,532    27,428    27,037    34,159    19,926     7,240        --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year      16.264297 15.685780 15.044608 12.500000        --        --        --        --        --        --
   Value at End of Year        14.922002 16.264297 15.685780 15.044608        --        --        --        --        --        --
   Vision No. of Units             6,319    10,967    43,099    65,843        --        --        --        --        --        --
   NY Vision No. of Units             --        --     2,465        --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      20.623860        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.982240        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       13,573        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       442        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
   Value at Start of Year      22.112812 19.512373 18.576036 15.116060 11.505543 12.500000        --        --        --        --
   Value at End of Year        18.982240 22.112812 19.512373 18.576036 15.116060 11.505543        --        --        --        --
   Vision No. of Units           130,918   166,052   200,765   270,708   213,791   140,503        --        --        --        --
   NY Vision No. of Units          7,301     7,999     4,935     6,101     5,731     7,260        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      20.419972        --        --        --        --        --        --        --        --        --
   Value at End of Year        18.769442        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units          516        --        --        --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      23.148177 20.388484 19.364563 15.725754 11.960450 12.925755 12.335633 11.837890 11.143828 11.890948
   Value at End of Year        22.494997 23.148177 20.388484 19.364563 15.725754 11.960450 12.925755 12.335633 11.837890 11.143828
   Vision No. of Units           342,077   458,561   515,946   649,789   678,625   824,413   687,403   611,635   658,008   889,556
   NY Vision No. of Units         14,987    20,025    33,106    31,471    30,890    38,294    37,612    29,335    12,959        --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE EFF 11/9/2007) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year             -- 19.100756 18.440333 15.629832 12.500000        --        --        --        --        --
   Value at End of Year               -- 20.779355 19.100756 18.440333 15.629832        --        --        --        --        --
   Vision No. of Units                --    10,056    12,406    11,213     3,281        --        --        --        --        --
   NY Vision No. of Units             --       267       304     3,130        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.185087        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.692653        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       49,086        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      16.274311 15.481727 15.363692 14.681293 13.217126 12.500000        --        --        --        --
   Value at End of Year        15.965153 16.274311 15.481727 15.363692 14.681293 13.217126        --        --        --        --
   Vision No. of Units            97,125   133,939   155,905   172,556   119,914    45,095        --        --        --        --
   NY Vision No. of Units          2,227     3,711     1,534     2,741     7,311     8,874        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      16.025039        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.516712        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        1,013        --        --        --        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      21.040442 19.979884 19.777881 18.851344 16.942885 15.808358 15.128283 14.321908 14.243718 14.293477
   Value at End of Year        20.662241 21.040442 19.979884 19.777881 18.851344 16.942885 15.808358 15.128283 14.321908 14.243718
   Vision No. of Units           481,048   546,559   624,802   678,695   905,492 1,021,713 1,142,732 1,385,287 2,000,055 2,251,815
   NY Vision No. of Units         11,901    11,877    18,177    17,846    20,535    21,914    30,635    32,503    13,538     2,111

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        -- 11.545878  9.270921 12.500000        --        --        --        --
   Value at End of Year               --        --        -- 12.069021 11.545878  9.270921        --        --        --        --
   Vision No. of Units                --        --        --    72,903    88,597    63,168        --        --        --        --
   NY Vision No. of Units             --        --        --     3,936     5,103     4,825        --        --        --        --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year             --        --        --  9.625797  7.713797 10.898344 12.500000        --        --        --
   Value at End of Year               --        --        -- 10.089005  9.625797  7.713797 10.898344        --        --        --
   Vision No. of Units                --        --        --    75,610    90,545   136,923   105,087        --        --        --
   NY Vision No. of Units             --        --        --    11,944    14,290    13,854    12,496        --        --        --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year      13.798396 13.504989 13.460520 12.500000        --        --        --        --        --        --
   Value at End of Year        14.322722 13.798396 13.504989 13.460520        --        --        --        --        --        --
   Vision No. of Units            32,340    29,067    28,490    18,868        --        --        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             -- 11.711401 10.867778  9.831290  7.956590 12.500000        --        --        --        --
   Value at End of Year               -- 12.892669 11.711401 10.867778  9.831290  7.956590        --        --        --        --
   Vision No. of Units                --    22,044    27,471    49,131    31,815    20,925        --        --        --        --
   NY Vision No. of Units             --     1,476     5,326     5,580     5,626     4,354        --        --        --        --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year             -- 19.699364 18.251275 16.520961 13.346692 22.159728 26.586905 28.867552 22.973151 21.347335
   Value at End of Year               -- 21.733589 19.699364 18.251275 16.520961 13.346692 22.159728 26.586905 28.867552 22.973151
   Vision No. of Units                --   590,077   723,177   994,683 1,251,548 1,622,810 2,177,749 2,668,765 3,040,954 3,859,705
   NY Vision No. of Units             --    15,145    20,496    30,188    33,632    36,617    56,480    56,953    29,850       449

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year             --        -- 13.676015 11.804094  9.325864 12.500000        --        --        --        --
   Value at End of Year               --        -- 13.381606 13.676015 11.804094  9.325864        --        --        --        --
   Vision No. of Units                --        --    55,784    60,859    39,615    17,378        --        --        --        --
   NY Vision No. of Units             --        --     5,304     5,983     6,227     3,444        --        --        --        --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year             --        -- 11.139193  9.598785  7.577610 10.581831 12.500000        --        --        --
   Value at End of Year               --        -- 10.925030 11.139193  9.598785  7.577610 10.581831        --        --        --
   Vision No. of Units                --        --    61,712   100,919    93,899   121,230   135,011        --        --        --
   NY Vision No. of Units             --        --     3,591     4,728     4,728     4,482     5,982        --        --        --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      14.585558        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.378494        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       49,600        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      14.511115 14.264224 14.181967 13.770063 13.348694 12.500000        --        --        --        --
   Value at End of Year        15.378494 14.511115 14.264224 14.181967 13.770063 13.348694        --        --        --        --
   Vision No. of Units           582,546   658,441   824,605   969,110 1,359,474 1,105,916        --        --        --        --
   NY Vision No. of Units         32,816    41,149    50,257    49,665    61,467    57,040        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      14.441331        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.206089        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        7,217        --        --        --        --        --        --        --        --        --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year      16.775870 16.462014 16.330866 15.819221 15.314133 14.216074 13.348487 12.235367 12.500000        --
   Value at End of Year        17.900785 16.775870 16.462014 16.330866 15.819221 15.314133 14.216074 13.348487 12.235367        --
   Vision No. of Units           760,354   845,052   972,495 1,165,555 1,795,491 2,544,928 1,834,033   833,759   395,881        --
   NY Vision No. of Units        121,703   136,348   177,878   199,361   240,864   263,166   230,671   139,843    67,695        --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      16.195019 14.304970 13.795381 12.568032  9.804582 12.500000        --        --        --        --
   Value at End of Year        16.722760 16.195019 14.304970 13.795381 12.568032  9.804582        --        --        --        --
   Vision No. of Units            29,984    60,002    72,137   135,070   108,336    26,113        --        --        --        --
   NY Vision No. of Units          1,048     1,196     1,961     1,945     1,927     1,634        --        --        --        --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Contracts with no Optional Benefits
   Value at Start of Year      12.486983 11.010141 10.589961  9.635326  7.503914  9.692272 11.123861 12.500000        --        --
   Value at End of Year        12.917335 12.486983 11.010141 10.589961  9.635326  7.503914  9.692272 11.123861        --        --
   Vision No. of Units            61,908    85,751    79,622   108,384   120,058   158,434   210,895    81,926        --        --
   NY Vision No. of Units            393       393     1,866     1,863     5,603     5,609       393        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      13.331231 12.434326 12.412328 11.843741  9.525105 12.500000        --        --        --        --
   Value at End of Year        13.241955 13.331231 12.434326 12.412328 11.843741  9.525105        --        --        --        --
   Vision No. of Units           154,469   207,483   254,272   308,371   306,516   198,134        --        --        --        --
   NY Vision No. of Units         10,391    10,980    11,788    12,556    13,305    14,273        --        --        --        --

U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      25.480465 23.726364 23.639930 22.509721 18.077695 24.289203 27.835602 30.467742 26.056725 20.936844
   Value at End of Year        25.378820 25.480465 23.726364 23.639930 22.509721 18.077695 24.289203 27.835602 30.467742 26.056725
   Vision No. of Units         1,394,051 1,716,724 2,255,000 2,849,732 3,488,121 4,246,629 5,719,407 6,802,418 7,543,159 6,665,098
   NY Vision No. of Units         74,087   102,210   137,626   165,732   190,668   200,566   234,749   247,285   155,039       770

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year      12.943408 12.964305 13.066805 12.500000        --        --        --        --        --        --
   Value at End of Year        13.175163 12.943408 12.964305 13.066805        --        --        --        --        --        --
   Vision No. of Units            24,049    26,625    50,349     5,656        --        --        --        --        --        --
   NY Vision No. of Units          1,276     2,317     2,366        --        --        --        --        --        --        --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES I SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      12.969536 12.950895        --        --        --        --        --        --        --        --
   Value at End of Year        13.219065 12.969536 12.950895        --        --        --        --        --        --        --
   Vision No. of Units            32,480    45,699        --        --        --        --        --        --        --        --
   NY Vision No. of Units          3,669     8,312        --        --        --        --        --        --        --        --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      13.644896        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.661396        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       55,693        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      13.657521 13.325803 13.352760 13.219027 13.228371 12.500000        --        --        --        --
   Value at End of Year        13.826238 13.657521 13.325803 13.352760 13.219027 13.228371        --        --        --        --
   Vision No. of Units           374,395   399,555   579,790   772,405   817,372   918,341        --        --        --        --
   NY Vision No. of Units         13,713    15,314    16,879    19,027    26,399    17,113        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      13.509945        --        --        --        --        --        --        --        --        --
   Value at End of Year        13.508211        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units       22,804        --        --        --        --        --        --        --        --        --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 4-01-1993)

Contracts with no Optional Benefits
   Value at Start of Year      16.166325 15.743938 15.756371 15.569817 15.559146 14.647092 13.913787 12.757839 12.999698 12.294922
   Value at End of Year        16.401174 16.166325 15.743938 15.756371 15.569817 15.559146 14.647092 13.913787 12.757839 12.999698
   Vision No. of Units           525,434   590,154   763,363   962,657 1,408,466 1,953,279 1,632,885 1,456,212 1,711,835 1,851,052
   NY Vision No. of Units         20,939    31,156    39,286    70,801    90,200   132,996    98,142    51,956    25,711       772

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year      13.845589 12.858589 12.500000        --        --        --        --        --        --        --
   Value at End of Year        13.983914 13.845589 12.858589        --        --        --        --        --        --        --
   Vision No. of Units             6,133     5,065       822        --        --        --        --        --        --        --
   NY Vision No. of Units             --       154       187        --        --        --        --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      16.741899        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.745027        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        4,769        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      15.345044 14.135691 13.591728 12.664320  9.419481 12.500000        --        --        --        --
   Value at End of Year        15.014071 15.345044 14.135691 13.591728 12.664320  9.419481        --        --        --        --
   Vision No. of Units           160,834   191,020   230,810   275,089   259,758   182,353        --        --        --        --
   NY Vision No. of Units          9,392     9,682    12,263    13,512    16,553    16,204        --        --        --        --

Vision/NYVision Prior

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                               --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      16.576338        --        --        --        --        --        --        --        --        --
   Value at End of Year        15.568493        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,663        --        --        --        --        --        --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)

Contracts with no Optional Benefits
   Value at Start of Year      14.886458 13.676088 13.138724 12.211016  9.057170 12.307781 12.840714 12.700198 12.500000        --
   Value at End of Year        14.591540 14.886458 13.676088 13.138724 12.211016  9.057170 12.307781 12.840714 12.700198        --
   Vision No. of Units           618,638   787,362   981,507 1,336,775 1,097,511 1,398,872 1,753,802 1,249,139   806,506        --
   NY Vision No. of Units         48,707    58,717    71,437    80,467    78,313    82,173   102,006    81,872    42,362        --

UTILITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)

Contracts with no Optional Benefits
   Value at Start of Year      24.789544 19.271293 16.807837 13.222661 10.012642 12.500000        --        --        --        --
   Value at End of Year        30.989899 24.789544 19.271293 16.807837 13.222661 10.012642        --        --        --        --
   Vision No. of Units            53,700    59,353    96,683    85,644    61,469    25,527        --        --        --        --
   NY Vision No. of Units            569       399       399        --        --       100        --        --        --        --

UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Contracts with no Optional Benefits
   Value at Start of Year      17.341447 13.456892 11.710274  9.198854  6.951501  9.243770 12.500000        --        --        --
   Value at End of Year        21.730128 17.341447 13.456892 11.710274  9.198854  6.951501  9.243770        --        --        --
   Vision No. of Units            83,082    92,601   121,641   128,239    57,845    58,840    65,131        --        --        --
   NY Vision No. of Units          5,623     7,166     4,052     3,011     3,492     3,042     1,453        --        --        --

VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)

Vision 2007 Contracts with no Optional Benefits
   Value at Start of Year      20.538259        --        --        --        --        --        --        --        --        --
   Value at End of Year        20.386088        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        7,635        --        --        --        --        --        --        --        --        --
   NY Vision 2007 No. of Units       515        --        --        --        --        --        --        --        --        --

Contracts with no Optional Benefits
   Value at Start of Year      19.486187 16.399020 14.838145 13.113578  9.618617 12.500000        --        --        --        --
   Value at End of Year        20.699764 19.486187 16.399020 14.838145 13.113578  9.618617        --        --        --        --
   Vision No. of Units            62,753    69,477   104,732   146,675   105,467    66,265        --        --        --        --
   NY Vision No. of Units            937     1,202     4,824     4,824     5,811     5,811        --        --        --        --

Vision 2007 Contracts with Annual Step Death Benefit
   Value at Start of Year      20.335209        --        --        --        --        --        --        --        --        --
   Value at End of Year        20.157565        --        --        --        --        --        --        --        --        --
   Vision 2007 No. of Units        2,709        --        --        --        --        --        --        --        --        --

VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)

Contracts with no Optional Benefits
   Value at Start of Year      26.785403 22.495273 20.316970 17.934088 13.139390 17.304087 17.011828 13.883152 14.519332 15.019763
   Value at End of Year        28.509469 26.785403 22.495273 20.316970 17.934088 13.139390 17.304087 17.011828 13.883152 14.519332
   Vision No. of Units           284,170   349,612   430,203   593,567   646,951   945,814 1,083,822 1,138,390 1,253,382 1,435,554
   NY Vision No. of Units          9,896    11,959    19,942    29,145    30,755    33,501    43,115    35,756    29,002        --